UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21323

Eaton Vance Limited Duration Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	April 30, 2007

Date of reporting period:	April 30, 2007

Item 1. Reports to Stockholders

Annual Report April 30, 2007

EATON VANCE
LIMITED
DURATION
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker–dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Limited Duration Income Fund as of April 30, 2007

MANAGEMENT’ S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•      Based on share price, Eaton Vance Limited Duration Income Fund (the “Fund”) — a closed-end fund traded on the American Stock Exchange (“AMEX”) — had a total return of 19.01% for the year ended April 30, 2007.(1) That return was the result of an increase in share price to $18.70 on April 30, 2007, from $17.09 on April 30, 2006, and the reinvestment of $1.513 in dividends.

•      Based on net asset value (NAV), the Fund had a total return of 9.42% for the year ended April 30, 2007.(1) That return was the result of an increase in NAV per share to $18.32 on April 30, 2007, from $18.21 on April 30, 2006, and the reinvestment of $1.513 in dividends.

•      For comparison, the Fund’s peer group – the Lipper Corporate Debt Funds BBB-Rated Classification – had an average total return of 9.75%, at net asset value, and a 13.81% total return, at share price, during the same period.(2)

•      The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions.

•      Based on the Fund’s most recent dividend and a closing share price of $18.70 on April 30, 2007, the Fund had a market yield of 8.09%.(3)

Recent Fund Developments

•      As of April 30, 2007, the Fund’s investments were allocated primarily to senior, secured loans (39.7%), high-yield bonds (30.6%) and mortgage-backed securities (MBS) (28.8%).

•      During the year, the largest industries within the senior, secured loan portion of the Fund were health care, leisure goods/activities/movies, business equipment and services, building and development, chemicals and plastics. The Fund had no exposure to, or loans made to, subprime lenders. Despite record new loan issuance, demand exceeded loan supply. The technical imbalance resulted in loans repricing at slightly lower credit spreads. In addition, certain large new issues came to market with fewer financial covenants. However, despite this fact, management notes that the chief determinants of the loan asset class’s long-term performance – seniority and security – remained in place during the period. The Fund kept an overweighted position in this sector throughout the fiscal year.(4)

•      The portion of the Fund investing in high-yield bonds benefited from security selection, especially in the retail, automotive and metals/mining areas. Returns for holdings in the mining industry were strong, as global demand for commodities bolstered producers of iron ore and other industrial commodities. Not surprisingly, home building was among the less stellar performers, although the Fund was significantly underweighted in that troubled area. The Fund’s defensive posture, among its high-yield investments, constrained performance in this underweighted sector during the period.

•      Within the Fund’s MBS investments, management maintained its focus on seasoned MBS.(4) Because seasoned MBS have typically been held by homeowners through several interest rate cycles, they are less likely to be prepaid in response to changing interest rates. Seasoned MBS performed well during the year. Yield spreads remained tight in this underweighted sector amid expectations for steady, relatively low prepayment rates and continued foreign investment. The Fund held no investments in subprime MBS during the year.

•      At April 30, 2007, the Fund had leverage in the amount of approximately 35.5% of the Fund’s total assets. The Fund’s senior, secured loan investments are floating rate, as is the cost of leverage. During the period, the allocation to loans was approximately equal to the amount of leverage. The Fund is leveraged through the issuance of Auction Preferred Shares and its securities lending program. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1)

Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its securities lending program. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

(2)

It is not possible to invest directly in a Lipper Classification. The Lipper total return is the average total return, at net asset value and at share price, of the funds that are in the same Lipper Classification as the Fund.

(3)	The Fund’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.
(4)	Fund investments may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Eaton Vance Limited Duration Income Fund as of April 30, 2007

FUND PERFORMANCE

Performance(1)

Average Annual Total Return (by share price, AMEX)
One Year	19.01%
Life of Fund (5/30/03)	8.12

Average Annual Total Return (at net asset value)
One Year	9.42%
Life of Fund (5/30/03)	7.56

(1)

Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares and its securities lending program. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Fund Allocations(2)

By total investments

(2)

Fund allocations are shown as a percentage of the Fund’s gross assets, which represented 152.7% of the Fund’s net assets as of 4/30/07. Fund allocations may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS

	Senior, Floating Rate Interests — 60.3%(1)
	Principal Amount	Borrower/Tranche Description	Value
	Aerospace and Defense — 1.1%
	CACI International, Inc.
	$338,878	Term Loan, 6.85%, Maturing May 3, 2011	$339,196
	DRS Technologies, Inc.
	990,023	Term Loan, 6.86%, Maturing January 31, 2013	992,622
	Evergreen International Aviation
	1,308,854	Term Loan, 8.83%, Maturing October 31, 2011	1,317,034
	Hawker Beechcraft Acquisition
	210,638	Term Loan, 5.25%, Maturing March 26, 2014	211,635
	2,489,362	Term Loan, 7.32%, Maturing March 26, 2014	2,501,141
	Hexcel Corp.
	2,635,522	Term Loan, 7.11%, Maturing March 1, 2012	2,645,406
	IAP Worldwide Services, Inc.
	2,221,875	Term Loan, 9.69%, Maturing December 30, 2012	2,227,083
	K&F Industries, Inc.
	2,467,879	Term Loan, 7.32%, Maturing November 18, 2012	2,472,121
	Spirit AeroSystems, Inc.
	1,333,118	Term Loan, 7.11%, Maturing December 31, 2011	1,340,617
	Standard Aero Holdings, Inc.
	1,513,836	Term Loan, 7.59%, Maturing August 24, 2012	1,516,674
	TransDigm, Inc.
	3,100,000	Term Loan, 7.35%, Maturing June 23, 2013	3,122,087
	Vought Aircraft Industries, Inc.
	1,301,835	Term Loan, 7.83%, Maturing December 17, 2011	1,313,226
	Wesco Aircraft Hardware Corp.
	1,486,250	Term Loan, 7.60%, Maturing September 29, 2013	1,498,326
	Wyle Laboratories, Inc.
	281,627	Term Loan, 8.11%, Maturing January 28, 2011	283,123
			$21,780,291
	Air Transport — 0.4%
	Airport Development and Investment
GBP	2,500,000	Term Loan, 9.49%, Maturing April 7, 2011	$5,032,748
	Northwest Airlines, Inc.
	$2,800,000	DIP Loan, 7.32%, Maturing August 21, 2008	2,813,126
			$7,845,874
	Automotive — 2.3%
	AA Acquisitions Co., Ltd.
GBP	1,000,000	Term Loan, 7.90%, Maturing June 25, 2012	$2,029,564
	Accuride Corp.
	$2,417,143	Term Loan, 7.38%, Maturing January 31, 2012	2,434,264

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Affina Group, Inc.
$2,313,738	Term Loan, 8.36%, Maturing November 30, 2011	$2,332,176
AxleTech International Holding, Inc.
1,950,000	Term Loan, 11.85%, Maturing April 21, 2013	1,969,500
CSA Acquisition Corp.
602,179	Term Loan, 7.88%, Maturing December 23, 2011	605,848
610,433	Term Loan, 7.88%, Maturing December 23, 2011	614,153
493,750	Term Loan, 7.88%, Maturing December 23, 2012	497,453
Dana Corp.
2,400,000	Term Loan, 7.88%, Maturing March 30, 2008	2,408,062
Dayco Products, LLC
2,654,938	Term Loan, 7.85%, Maturing June 21, 2011	2,683,698
Delphi Corp.
1,000,000	Term Loan, 7.63%, Maturing October 8, 2007	1,005,469
Exide Technologies, Inc.
617,005	Term Loan, 11.63%, Maturing May 5, 2010	648,626
623,541	Term Loan, 11.63%, Maturing May 5, 2010	655,497
Federal-Mogul Corp.
1,950,000	DIP Loan, 7.32%, Maturing July 1, 2007	1,954,631
5,626,706	Term Loan, 9.07%, Maturing July 1, 2007	5,658,356
Ford Motor Co.
2,319,188	Term Loan, 8.36%, Maturing December 15, 2013	2,337,815
General Motors Corp.
1,920,188	Term Loan, 7.73%, Maturing November 29, 2013	1,937,590
Goodyear Tire & Rubber Co.
3,450,000	Term Loan, 7.10%, Maturing April 30, 2010	3,467,433
1,000,000	Term Loan, 8.82%, Maturing March 1, 2011	1,006,000
HLI Operating Co., Inc.
2,098,275	Term Loan, 8.84%, Maturing June 3, 2009	2,109,642
Keystone Automotive Operations, Inc.
1,172,063	Term Loan, 8.54%, Maturing January 12, 2012	1,170,597
R.J. Tower Corp.
1,880,000	DIP Revolving Loan, 9.94%, Maturing August 2, 2007	1,878,488
TriMas Corp.
314,063	Term Loan, 8.07%, Maturing August 2, 2011	318,381
1,354,133	Term Loan, 8.12%, Maturing August 2, 2013	1,372,752
TRW Automotive, Inc.
1,955,000	Term Loan, 6.88%, Maturing October 31, 2010	1,959,643
2,273,408	Term Loan, 6.94%, Maturing June 30, 2012	2,274,120
United Components, Inc.
1,704,545	Term Loan, 7.61%, Maturing June 30, 2010	1,715,199
		$47,044,957

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Beverage and Tobacco — 0.7%
	Constellation Brands, Inc.
	$1,291,667	Term Loan, 6.88%, Maturing June 5, 2013	$1,296,779
	Culligan International Co.
	1,611,034	Term Loan, 7.07%, Maturing September 30, 2011	1,613,552
	Liberator Midco Ltd.
GBP	344,017	Term Loan, 13.44%, Maturing October 27, 2016	710,629
	MafCo Worldwide Corp.
	1,106,932	Term Loan, 7.35%, Maturing December 8, 2011	1,109,699
	National Dairy Holdings, L.P.
	2,119,049	Term Loan, 7.32%, Maturing March 15, 2012	2,123,022
	Reynolds American, Inc.
	3,845,938	Term Loan, 7.11%, Maturing May 31, 2012	3,877,528
	Southern Wine & Spirits of America, Inc.
	2,960,775	Term Loan, 6.85%, Maturing May 31, 2012	2,977,429
			$13,708,638
	Building and Development — 3.3%
	Beacon Sales Acquisition, Inc.
	$920,375	Term Loan, 7.35%, Maturing September 30, 2013	$922,676
	BioMed Realty, L.P.
	3,690,000	Term Loan, 7.57%, Maturing May 31, 2010	3,703,837
	Brickman Group Holdings, Inc.
	1,450,000	Term Loan, 7.40%, Maturing January 23, 2014	1,454,531
	Building Materials Corp. of America
	1,920,188	Term Loan, 8.19%, Maturing February 22, 2014	1,912,027
	Capital Automotive REIT
	3,651,282	Term Loan, 7.07%, Maturing December 16, 2010	3,687,174
	Epco / Fantome, LLC
	1,896,000	Term Loan, 7.98%, Maturing November 23, 2010	1,905,480
	Formica Corp.
	1,336,500	Term Loan, 8.34%, Maturing March 15, 2013	1,337,754
	FT-FIN Acquisition, LLC
	1,398,278	Term Loan, 6.83%, Maturing November 17, 2007(2)	1,401,774
	Hovstone Holdings, LLC
	1,183,076	Term Loan, 7.09%, Maturing February 28, 2009	1,165,330
	Lanoga Corp.
	1,637,656	Term Loan, 7.10%, Maturing June 29, 2013	1,624,350
	LNR Property Corp.
	3,700,000	Term Loan, 8.11%, Maturing July 3, 2011	3,725,767
	Mueller Group, Inc.
	2,952,095	Term Loan, 7.35%, Maturing October 3, 2012	2,974,850
	NCI Building Systems, Inc.
	1,476,484	Term Loan, 6.82%, Maturing June 18, 2010	1,481,098
	Nortek, Inc.
	3,973,434	Term Loan, 7.36%, Maturing August 27, 2011	3,990,321

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Panolam Industries Holdings, Inc.
$1,497,809	Term Loan, 8.10%, Maturing September 30, 2012	$1,502,490
PLYGEM Industries, Inc.
2,650,944	Term Loan, 8.10%, Maturing August 15, 2011	2,652,601
99,056	Term Loan, 8.10%, Maturing August 15, 2011	99,118
Realogy Corp.
986,364	Term Loan, 8.32%, Maturing September 1, 2014	991,472
3,663,636	Term Loan, 8.35%, Maturing September 1, 2014	3,682,610
Rubicon GSA II, LLC
3,125,000	Term Loan, 8.09%, Maturing July 31, 2008	3,125,000
South Edge, LLC
287,500	Term Loan, 7.38%, Maturing October 31, 2009	286,062
Standard Pacific Corp.
1,400,000	Term Loan, 6.86%, Maturing May 5, 2013	1,386,875
Stile Acquisition Corp.
962,031	Term Loan, 7.35%, Maturing April 6, 2013	942,940
Stile U.S. Acquisition Corp.
963,669	Term Loan, 7.35%, Maturing April 6, 2013	944,546
TE / Tousa Senior, LLC
1,750,000	Term Loan, 11.75%, Maturing August 1, 2008	1,738,333
Tousa/Kolter, LLC
1,553,333	Term Loan, 7.60%, Maturing January 7, 2008	1,555,275
TRU 2005 RE Holding Co.
7,325,000	Term Loan, 8.32%, Maturing December 9, 2008	7,392,529
United Subcontractors, Inc.
1,000,000	Term Loan, 12.62%, Maturing June 27, 2013	984,583
WCI Communities, Inc.
5,000,000	Term Loan, 7.82%, Maturing December 23, 2010	4,983,125
Wintergames Acquisition ULC
3,904,612	Term Loan, 7.42%, Maturing October 26, 2007	3,914,373
		$67,468,901
Business Equipment and Services — 4.3%
ACCO Brands Corp.
$1,792,440	Term Loan, 7.11%, Maturing August 17, 2012	$1,808,124
Activant Solutions, Inc.
930,897	Term Loan, 7.38%, Maturing May 1, 2013	930,897
Affiliated Computer Services
1,061,563	Term Loan, 7.32%, Maturing March 20, 2013	1,064,880
2,803,813	Term Loan, 7.32%, Maturing March 20, 2013	2,812,574
Affinion Group, Inc.
3,139,662	Term Loan, 7.86%, Maturing October 17, 2012	3,168,704
Allied Security Holdings, LLC
1,669,091	Term Loan, 8.35%, Maturing June 30, 2010	1,689,955
Brock Holdings III, Inc.
500,000	Term Loan, 7.32%, Maturing February 26, 2014	502,500

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	DynCorp International, LLC
	$1,332,800	Term Loan, 7.63%, Maturing February 11, 2011	$1,343,906
	Education Management, LLC
	2,034,625	Term Loan, 7.38%, Maturing June 1, 2013	2,044,798
	Euronet Worldwide, Inc.
	1,000,000	Term Loan, 7.32%, Maturing April 4, 2012	1,006,250
	FR Brand Acquisition Corp.
	1,000,000	Term Loan, 7.63%, Maturing February 7, 2014	1,005,938
	750,000	Term Loan, 11.38%, Maturing February 7, 2015	757,969
	Info USA, Inc.
	740,644	Term Loan, 7.35%, Maturing February 14, 2012	743,421
	Investools, Inc.
	625,000	Term Loan, 8.60%, Maturing August 13, 2012	626,563
	Language Line, Inc.
	2,567,338	Term Loan, 8.60%, Maturing June 11, 2011	2,592,611
	N.E.W. Holdings I, LLC
	1,015,000	Term Loan, 12.35%, Maturing February 8, 2014	1,031,494
	614,634	Term Loan, 7.60%, Maturing August 8, 2014	618,860
	Nielsen Finance, LLC
	9,079,375	Term Loan, 7.61%, Maturing August 9, 2013	9,169,224
	Protection One, Inc.
	2,065,998	Term Loan, 7.59%, Maturing March 31, 2012	2,074,392
	Quantum Corp.
	566,667	Term Loan, 9.34%, Maturing August 22, 2012	567,375
	Quintiles Transnational Corp.
	1,237,500	Term Loan, 7.35%, Maturing March 31, 2013	1,240,594
	2,225,000	Term Loan, 9.35%, Maturing March 31, 2014	2,259,303
	Sabare, Inc.
	4,550,000	Term Loan, 7.61%, Maturing September 30, 2014	4,564,929
	Serena Software, Inc.
	1,690,000	Term Loan, 7.59%, Maturing March 10, 2013	1,701,407
	Sitel (Client Logic)
	1,825,238	Term Loan, 7.82%, Maturing January 29, 2014	1,838,928
	SunGard Data Systems, Inc.
	14,623,855	Term Loan, 7.36%, Maturing February 11, 2013	14,766,745
	TDS Investor Corp.
EUR	1,990,000	Term Loan, 6.66%, Maturing August 23, 2013	2,736,463
	3,624,897	Term Loan, 7.85%, Maturing August 23, 2013	3,660,732
	356,888	Term Loan, 7.85%, Maturing August 23, 2013	360,416
	Telcordia Technologies, Inc.
	4,507,877	Term Loan, 8.11%, Maturing September 15, 2012	4,462,799
	U.S. Security Holdings, Inc.
	990,000	Term Loan, 7.89%, Maturing May 8, 2013	999,900
	US Investigations Services, Inc.
	4,252,583	Term Loan, 7.85%, Maturing October 14, 2012	4,287,135
	691,250	Term Loan, 7.85%, Maturing October 14, 2013	696,866

Principal Amount		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Valassis Communications, Inc.
	$700,000	Term Loan, 7.10%, Maturing March 2, 2014	$701,604
West Corp.
	3,740,625	Term Loan, 7.75%, Maturing October 24, 2013	3,771,953
Williams Scotsman, Inc.
	2,750,000	Term Loan, 6.82%, Maturing June 27, 2010	2,749,142
Worldspan, L.P.
	1,820,438	Term Loan, 8.60%, Maturing December 7, 2013	1,829,767
			$88,189,118
Cable and Satellite Television — 3.4%
Atlantic Broadband Finance, LLC
	$2,595,491	Term Loan, 7.60%, Maturing February 10, 2011	$2,625,503
Bragg Communications, Inc.
	2,132,818	Term Loan, 7.11%, Maturing August 31, 2011	2,142,149
Bresnan Broadband Holdings, LLC
	1,550,000	Term Loan, 9.84%, Maturing March 29, 2014	1,574,704
Cequel Communications, LLC
	1,000,000	Term Loan, 7.35%, Maturing November 5, 2013	1,000,125
	2,175,000	Term Loan, 9.86%, Maturing May 5, 2014	2,256,223
	4,119,346	Term Loan, 11.36%, Maturing May 5, 2014	4,293,681
CSC Holdings, Inc.
	3,885,750	Term Loan, 7.08%, Maturing March 29, 2013	3,903,885
Insight Midwest Holdings, LLC
	7,025,000	Term Loan, 7.35%, Maturing April 6, 2014	7,069,454
Kabel BW GMBH and Co.
EUR	1,000,000	Term Loan, 6.45%, Maturing June 9, 2013	1,376,975
EUR	1,000,000	Term Loan, 6.95%, Maturing June 9, 2014	1,382,972
MCC Iowa, LLC
	2,820,000	Term Loan, 6.85%, Maturing March 31, 2010	2,804,893
Mediacom Broadband Group
	2,445,384	Term Loan, 7.10%, Maturing January 31, 2015	2,448,440
Mediacom Illinois, LLC
	4,826,653	Term Loan, 7.10%, Maturing January 31, 2015	4,832,686
NTL Investment Holdings, Ltd.
	3,266,856	Term Loan, 7.36%, Maturing March 30, 2012	3,286,255
GBP	745,787	Term Loan, 7.85%, Maturing March 30, 2012	1,497,739
GBP	379,213	Term Loan, 7.85%, Maturing March 30, 2012	761,562
Orion Cable GmbH
EUR	1,100,000	Term Loan, 6.62%, Maturing October 31, 2014	1,516,371
EUR	1,100,000	Term Loan, 7.22%, Maturing October 31, 2015	1,523,431
Persona Communications Corp.
	469,311	Term Loan, 8.10%, Maturing October 12, 2013	475,471
	755,689	Term Loan, 8.10%, Maturing October 12, 2013	765,607
	1,075,000	Term Loan, 11.35%, Maturing April 12, 2014	1,095,828
UGS Corp.
	4,287,591	Term Loan, 7.07%, Maturing March 31, 2012	4,290,270

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
UPC Broadband Holding B.V.
EUR	5,800,000	Term Loan, 5.94%, Maturing June 30, 2009	$7,962,822
	$1,280,000	Term Loan, 7.37%, Maturing March 31, 2013	1,282,743
	1,280,000	Term Loan, 7.37%, Maturing December 31, 2013	1,282,743
Ypso Holding SA
EUR	2,480,685	Term Loan, 6.36%, Maturing July 28, 2014	3,402,767
EUR	957,340	Term Loan, 6.36%, Maturing July 28, 2014	1,313,188
EUR	1,561,975	Term Loan, 6.36%, Maturing July 28, 2014	2,142,569
			$70,311,056
Chemicals and Plastics — 3.6%
AZ Chem US, Inc.
	$1,500,000	Term Loan, 7.36%, Maturing February 28, 2013	$1,508,437
	500,000	Term Loan, 10.86%, Maturing February 28, 2014	507,500
Brenntag Holding GmbH and Co. KG
	2,009,091	Term Loan, 7.89%, Maturing December 23, 2013	2,032,635
	490,909	Term Loan, 7.89%, Maturing December 23, 2013	496,892
	1,300,000	Term Loan, 11.89%, Maturing December 23, 2015	1,329,860
Columbian Chemical Acquisition
	990,000	Term Loan, 7.10%, Maturing March 16, 2013	991,238
First Chemical Holding
EUR	1,000,000	Term Loan, 6.37%, Maturing December 18, 2014(2)	1,380,531
EUR	1,000,000	Term Loan, 6.87%, Maturing December 18, 2015(2)	1,385,932
Foamex L.P.
	3,505,883	Term Loan, 7.60%, Maturing February 12, 2013	3,517,568
GenTek, Inc.
	1,584,951	Term Loan, 7.36%, Maturing February 25, 2011	1,591,391
Georgia Gulf Corp.
	1,230,363	Term Loan, 7.32%, Maturing October 3, 2013	1,236,791
Hercules, Inc.
	1,641,877	Term Loan, 6.82%, Maturing October 8, 2010	1,645,366
Hexion Specialty Chemicals, Inc.
	2,048,686	Term Loan, 7.88%, Maturing May 5, 2013	2,065,893
	445,033	Term Loan, 7.88%, Maturing May 5, 2013	448,771
	4,975,000	Term Loan, 7.88%, Maturing May 5, 2013	5,016,785
Innophos, Inc.
	352,500	Term Loan, 7.57%, Maturing August 10, 2010	354,409
Invista B.V.
	3,095,853	Term Loan, 6.85%, Maturing April 29, 2011	3,101,657
	1,641,032	Term Loan, 6.85%, Maturing April 29, 2011	1,644,109
ISP Chemo, Inc.
	4,900,500	Term Loan, 7.13%, Maturing February 16, 2013	4,935,940
Kranton Polymers, LLC
	2,629,752	Term Loan, 7.38%, Maturing May 12, 2013	2,653,309
Lucite International Group Holdings
	790,022	Term Loan, 8.07%, Maturing July 7, 2013	799,898
	279,008	Term Loan, 8.07%, Maturing July 7, 2013(2)	282,495

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Lyondell Chemical Co.
$5,174,000	Term Loan, 6.86%, Maturing August 16, 2013	$5,196,802
Momentive Performance Material
2,593,500	Term Loan, 7.63%, Maturing December 4, 2013	2,609,979
Mosaic Co.
1,532,759	Term Loan, 7.12%, Maturing December 21, 2012	1,542,657
Nalco Co.
5,791,534	Term Loan, 7.10%, Maturing November 4, 2010	5,830,575
PQ Corp.
1,889,824	Term Loan, 7.35%, Maturing February 10, 2012	1,896,911
Professional Paint, Inc.
967,688	Term Loan, 7.63%, Maturing May 31, 2012	962,849
Propex Fabrics, Inc.
1,664,113	Term Loan, 8.36%, Maturing July 31, 2012	1,666,194
Rockwood Specialties Group, Inc.
3,738,700	Term Loan, 7.36%, Maturing December 10, 2012	3,773,519
Solo Cup Co.
3,854,558	Term Loan, 8.85%, Maturing February 27, 2011	3,920,205
725,000	Term Loan, 11.57%, Maturing March 31, 2012	742,446
Solutia, Inc.
6,000,000	DIP Loan, 8.36%, Maturing March 31, 2008	6,071,328
Wellman, Inc.
1,250,000	Term Loan, 9.36%, Maturing February 10, 2009	1,261,198
		$74,402,070
Clothing / Textiles — 0.4%
Hanesbrands, Inc.
$3,222,571	Term Loan, 7.11%, Maturing September 5, 2013	$3,244,910
1,125,000	Term Loan, 9.11%, Maturing March 5, 2014	1,154,004
St. John Knits International, Inc.
1,346,699	Term Loan, 8.35%, Maturing March 23, 2012	1,356,800
The William Carter Co.
1,173,784	Term Loan, 6.85%, Maturing July 14, 2012	1,174,517
Warnaco, Inc.
712,222	Term Loan, 6.86%, Maturing January 31, 2013	713,558
		$7,643,789
Conglomerates — 1.1%
Amsted Industries, Inc.
$2,236,102	Term Loan, 7.35%, Maturing October 15, 2010	$2,244,487
Blount, Inc.
511,949	Term Loan, 7.08%, Maturing August 9, 2010	512,589
Bushnell Performance Optics
985,360	Term Loan, 8.34%, Maturing August 19, 2011	990,698

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Conglomerates (continued)
	Dundee Holding, Inc.
	$2,761,950	Term Loan, 8.61%, Maturing February 17, 2015	$2,782,665
	Euramax International, Inc.
	729,506	Term Loan, 8.38%, Maturing June 28, 2012	729,506
	501,316	Term Loan, 12.35%, Maturing June 28, 2013	497,400
	248,684	Term Loan, 12.35%, Maturing June 28, 2013	246,741
	Goodman Global Holdings, Inc.
	994,661	Term Loan, 7.13%, Maturing December 23, 2011	997,976
	Jarden Corp.
	2,439,983	Term Loan, 7.10%, Maturing January 24, 2012	2,447,947
	993,066	Term Loan, 7.10%, Maturing January 24, 2012	995,135
	Johnson Diversey, Inc.
	3,365,449	Term Loan, 7.86%, Maturing December 16, 2011	3,410,320
	Polymer Group, Inc.
	4,295,625	Term Loan, 7.59%, Maturing November 22, 2012	4,307,709
	RBS Global, Inc.
	419,688	Term Loan, 7.58%, Maturing July 19, 2013	423,294
	Rexnord Corp.
	1,740,984	Term Loan, 7.86%, Maturing July 19, 2013	1,755,946
			$22,342,413
	Containers and Glass Products — 2.2%
	Berry Plastics Corp.
	$2,700,000	Term Loan, 7.32%, Maturing April 3, 2015	$2,711,391
	Bluegrass Container Co.
	497,152	Term Loan, 7.59%, Maturing June 30, 2013	503,278
	1,661,535	Term Loan, 7.59%, Maturing June 30, 2013	1,682,007
	224,242	Term Loan, 10.32%, Maturing December 30, 2013	228,839
	700,758	Term Loan, 10.32%, Maturing December 30, 2013	715,123
	Celanese Holdings, LLC
EUR	2,000,000	Term Loan, 5.67%, Maturing April 6, 2011	2,744,002
	6,075,000	Term Loan, 7.10%, Maturing April 2, 2014	6,113,923
	Consolidated Container Co.
	1,000,000	Term Loan, 10.86%, Maturing September 28, 2014	995,000
	Crown Americas, Inc.
	693,000	Term Loan, 7.11%, Maturing November 15, 2012	695,339
	Graham Packaging Holdings Co.
	6,100,000	Term Loan, 7.63%, Maturing October 7, 2011	6,144,481
	Graphic Packaging International, Inc.
	10,266,568	Term Loan, 7.83%, Maturing August 8, 2010	10,309,082
	IPG (US), Inc.
	1,586,498	Term Loan, 8.05%, Maturing July 28, 2011	1,592,447
	Kranson Industries, Inc.
	1,119,375	Term Loan, 7.60%, Maturing July 31, 2013	1,124,972

	Principal Amount	Borrower/Tranche Description	Value
	Containers and Glass Products (continued)
	Owens-Brockway Glass Container
	$2,077,188	Term Loan, 6.82%, Maturing June 14, 2013	$2,084,329
	Smurfit-Stone Container Corp.
	840,428	Term Loan, 5.22%, Maturing November 1, 2011	847,734
	3,322,429	Term Loan, 7.38%, Maturing November 1, 2011	3,351,311
	2,068,678	Term Loan, 7.38%, Maturing November 1, 2011	2,086,661
	Tegrant Holding Corp.
	2,000,000	Term Loan, 7.60%, Maturing March 8, 2013	2,012,500
			$45,942,419
	Cosmetics / Toiletries — 0.2%
	American Safety Razor Co.
	$1,200,000	Term Loan, 11.63%, Maturing July 31, 2014	$1,222,500
	Prestige Brands, Inc.
	3,137,562	Term Loan, 7.63%, Maturing April 7, 2011	3,157,172
			$4,379,672
	Drugs — 0.3%
	Pharmaceutical Holdings Corp.
	$875,000	Term Loan, 8.57%, Maturing January 30, 2012	$877,188
	Stiefel Laboratories, Inc.
	713,301	Term Loan, 7.61%, Maturing December 28, 2013	720,434
	932,574	Term Loan, 7.61%, Maturing December 28, 2013	941,900
	Warner Chilcott Corp.
	830,768	Term Loan, 7.35%, Maturing January 18, 2012	835,812
	35,256	Term Loan, 7.35%, Maturing January 18, 2012	35,428
	3,025,930	Term Loan, 7.36%, Maturing January 18, 2012	3,044,301
			$6,455,063
	Ecological Services and Equipment — 0.9%
	Allied Waste Industries, Inc.
	$1,582,106	Term Loan, 5.33%, Maturing January 15, 2012	$1,591,599
	3,567,456	Term Loan, 7.10%, Maturing January 15, 2012	3,587,206
	Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 6.17%, Maturing April 1, 2015	1,388,846
	Duratek, Inc.
	775,902	Term Loan, 7.63%, Maturing June 7, 2013	783,661
	EnergySolutions, LLC
	81,761	Term Loan, 7.57%, Maturing June 7, 2013	82,579
	1,674,205	Term Loan, 7.63%, Maturing June 7, 2013	1,690,947
	Environmental Systems, Inc.
	910,041	Term Loan, 10.75%, Maturing December 12, 2008	907,766
	1,000,000	Term Loan, 17.25%, Maturing December 12, 2010	562,500

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Ecological Services and Equipment (continued)
	IESI Corp.
	$3,464,706	Term Loan, 7.11%, Maturing January 20, 2012	$3,475,533
	Kemble Water Structure Ltd.
GBP	1,750,000	Term Loan, 9.33%, Maturing October 13, 2013	3,536,436
	Sensus Metering Systems, Inc.
	84,639	Term Loan, 7.36%, Maturing December 17, 2010	85,062
	781,284	Term Loan, 7.36%, Maturing December 17, 2010	785,191
	Wastequip, Inc.
	311,178	Term Loan, 7.11%, Maturing February 5, 2013(2)	314,290
	688,822	Term Loan, 7.60%, Maturing February 5, 2013	695,710
			$19,487,326
	Electronics / Electrical — 1.8%
	Advanced Micro Devices, Inc.
	$2,444,862	Term Loan, 7.34%, Maturing December 31, 2013	$2,451,529
	AMI Semiconductor, Inc.
	2,118,799	Term Loan, 6.82%, Maturing April 1, 2012	2,113,502
	Aspect Software, Inc.
	2,636,750	Term Loan, 8.31%, Maturing July 11, 2011	2,664,217
	2,350,000	Term Loan, 12.44%, Maturing July 11, 2013	2,367,625
	Communications & Power, Inc.
	1,292,824	Term Loan, 7.57%, Maturing July 23, 2010	1,298,480
	EnerSys Capital, Inc.
	1,531,786	Term Loan, 7.11%, Maturing March 17, 2011	1,541,360
	Freescale Semiconductor, Inc.
	5,660,813	Term Loan, 7.11%, Maturing December 1, 2013	5,676,884
	Infor Enterprise Solutions Holdings
	3,465,443	Term Loan, 9.10%, Maturing July 28, 2012	3,494,899
	1,808,057	Term Loan, 9.10%, Maturing July 28, 2012	1,819,358
	Open Solutions, Inc.
	2,450,000	Term Loan, 7.49%, Maturing January 23, 2014	2,462,250
	Sensata Technologies Finance Co.
	3,796,312	Term Loan, 7.10%, Maturing April 27, 2013	3,798,791
	SS&C Technologies, Inc.
	2,275,346	Term Loan, 7.32%, Maturing November 23, 2012	2,289,093
	74,982	Term Loan, 7.84%, Maturing November 23, 2012	75,435
	Terex Corp.
	942,875	Term Loan, 7.10%, Maturing July 13, 2013	946,411
	TTM Technologies, Inc.
	562,500	Term Loan, 7.59%, Maturing October 27, 2012	564,609
	VeriFone, Inc.
	997,500	Term Loan, 7.11%, Maturing October 31, 2013	1,006,228
	Vertafore, Inc.
	1,000,000	Term Loan, 7.82%, Maturing January 31, 2012	1,005,938
	975,000	Term Loan, 11.36%, Maturing January 31, 2013	975,000
			$36,551,609

	Principal Amount	Borrower/Tranche Description	Value
	Equipment Leasing — 0.6%
	AWAS Capital, Inc.
	$793,489	Term Loan, 7.13%, Maturing March 22, 2013	$789,521
	2,954,670	Term Loan, 11.38%, Maturing March 22, 2013	2,998,990
	Maxim Crane Works, L.P.
	1,264,971	Term Loan, 7.33%, Maturing January 28, 2010	1,267,343
	Rental Service Corp.
	1,500,000	Term Loan, 8.86%, Maturing November 30, 2013	1,525,500
	The Hertz Corp.
	688,889	Term Loan, 5.35%, Maturing December 21, 2012	694,459
	3,848,133	Term Loan, 7.08%, Maturing December 21, 2012	3,879,249
	United Rentals, Inc.
	565,000	Term Loan, 5.32%, Maturing February 14, 2011	568,237
	1,241,310	Term Loan, 7.32%, Maturing February 14, 2011	1,248,421
			$12,971,720
	Farming / Agriculture — 0.3%
	BF Bolthouse HoldCo, LLC
	$2,962,500	Term Loan, 7.63%, Maturing December 16, 2012	$2,980,091
	1,475,000	Term Loan, 10.85%, Maturing December 16, 2013	1,496,203
	Central Garden & Pet Co.
	2,524,500	Term Loan, 6.82%, Maturing February 28, 2014	2,528,840
			$7,005,134
	Financial Intermediaries — 0.9%
	AIMCO Properties, L.P.
	$3,050,000	Term Loan, 6.86%, Maturing March 23, 2011	$3,057,625
	AmeriTrade Holding Corp.
	2,441,506	Term Loan, 6.82%, Maturing December 31, 2012	2,449,770
	Citgo III, Ltd.
	250,000	Term Loan, 8.11%, Maturing August 3, 2013	251,953
	250,000	Term Loan, 8.61%, Maturing August 3, 2014	252,813
	Coinstar, Inc.
	592,984	Term Loan, 7.35%, Maturing July 7, 2011	596,320
	Grosvenor Capital Management
	723,188	Term Loan, 7.60%, Maturing December 5, 2013	731,323
	iPayment, Inc.
	2,210,231	Term Loan, 7.34%, Maturing May 10, 2013	2,211,613
	LPL Holdings, Inc.
	5,643,107	Term Loan, 7.85%, Maturing June 30, 2013	5,721,580
	Oxford Acquisition III, Ltd.
EUR	500,000	Term Loan, 6.16%, Maturing September 20, 2013	691,075
	1,650,000	Term loan, 7.74%, Maturing September 20, 2013	1,666,474
	The Macerich Partnership, L.P.
	1,465,000	Term Loan, 6.88%, Maturing April 25, 2010	1,467,747
			$19,098,293

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Food Products — 1.3%
	Acosta, Inc.
	$3,002,313	Term Loan, 7.57%, Maturing July 28, 2013	$3,029,207
	American Seafoods Group, LLC
	1,167,559	Term Loan, 7.10%, Maturing September 30, 2011	1,166,099
	Birds Eye Foods, Inc.
	500,000	Term Loan, 7.09%, Maturing March 22, 2013	501,328
	Chiquita Brands, LLC
	3,766,700	Term Loan, 8.38%, Maturing June 28, 2012	3,816,137
	Dean Foods Co.
	4,975,000	Term Loan, 6.875%, Maturing April 2, 2014	4,989,189
	Michael Foods, Inc.
	1,565,962	Term Loan, 7.36%, Maturing November 21, 2010	1,572,487
	Nutro Products, Inc.
	629,670	Term Loan, 7.35%, Maturing April 26, 2013	630,261
	Pinnacle Foods Finance, LLC
	6,400,000	Term Loan, 8.10%, Maturing April 2, 2014	6,451,200
	QCE Finance, LLC
	997,487	Term Loan, 7.60%, Maturing May 5, 2013	1,002,475
	1,225,000	Term Loan, 11.10%, Maturing November 5, 2013	1,247,714
	Reddy Ice Group, Inc.
	3,130,000	Term Loan, 7.11%, Maturing August 9, 2012	3,138,805
			$27,544,902
	Food Service — 0.9%
	AFC Enterprises, Inc.
	$707,572	Term Loan, 7.13%, Maturing May 23, 2009	$712,879
	Aramark Corp.
GBP	997,500	Term Loan, 7.71%, Maturing January 27, 2014	2,004,825
	Buffets, Inc.
	245,000	Term Loan, 5.26%, Maturing May 1, 2013	247,067
	1,850,363	Term Loan, 8.36%, Maturing November 1, 2013	1,865,976
	Burger King Corp.
	1,795,672	Term Loan, 6.88%, Maturing June 30, 2012	1,802,529
	CBRL Group, Inc.
	2,325,989	Term Loan, 6.86%, Maturing April 27, 2013	2,331,562
	Denny's, Inc.
	176,667	Term Loan, 7.32%, Maturing March 31, 2012	178,378
	1,065,012	Term Loan, 7.35%, Maturing March 31, 2012	1,075,330
	Maine Beverage Co., LLC
	796,875	Term Loan, 7.10%, Maturing June 30, 2010	794,883
	NPC International, Inc.
	520,833	Term Loan, 7.10%, Maturing May 3, 2013	522,135
	RMK Acquisition Corp. (Aramark)
	323,077	Term Loan, 5.20%, Maturing January 26, 2014	324,967
	4,513,866	Term Loan, 7.48%, Maturing January 26, 2014	4,540,281

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
Sagittarius Restaurants, LLC
$495,000	Term Loan, 7.62%, Maturing March 29, 2013	$497,784
Sturm Foods, Inc.
1,500,000	Term Loan, 7.94%, Maturing January 31, 2014	1,505,313
		$18,403,909
Food / Drug Retailers — 0.7%
Cumberland Farms, Inc.
$2,064,625	Term Loan, 7.35%, Maturing September 29, 2013	$2,081,400
General Nutrition Centers, Inc.
1,400,000	Term Loan, 7.60%, Maturing September 16, 2013	1,399,475
Roundy's Supermarkets, Inc.
5,238,870	Term Loan, 8.09%, Maturing November 3, 2011	5,289,294
Supervalu, Inc.
1,955,250	Term Loan, 6.84%, Maturing June 1, 2012	1,965,582
The Jean Coutu Group (PJC), Inc.
2,503,505	Term Loan, 7.88%, Maturing July 30, 2011	2,509,523
The Pantry, Inc.
962,813	Term Loan, 7.07%, Maturing January 2, 2012	965,220
		$14,210,494
Forest Products — 1.2%
Appleton Papers, Inc.
$1,895,088	Term Loan, 7.60%, Maturing June 11, 2010	$1,899,826
Boise Cascade Holdings, LLC
6,207,829	Term Loan, 6.82%, Maturing October 29, 2011	6,236,397
Buckeye Technologies, Inc.
371,119	Term Loan, 7.33%, Maturing April 15, 2010	371,815
Georgia-Pacific Corp.
10,640,312	Term Loan, 7.09%, Maturing December 20, 2012	10,704,857
NewPage Corp.
2,155,396	Term Loan, 7.63%, Maturing May 2, 2011	2,176,950
Xerium Technologies, Inc.
3,907,811	Term Loan, 8.10%, Maturing May 18, 2012	3,917,580
		$25,307,425
Healthcare — 5.0%
Accellent, Inc.
$1,431,875	Term Loan, 7.86%, Maturing November 22, 2012	$1,431,577
Alliance Imaging, Inc.
2,166,406	Term Loan, 7.88%, Maturing December 29, 2011	2,178,321
American Medical Systems
2,081,777	Term Loan, 7.68%, Maturing July 20, 2012	2,084,379

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
AmeriPath, Inc.
$1,732,500	Term Loan, 7.36%, Maturing October 31, 2012	$1,734,233
AMN Healthcare, Inc.
432,816	Term Loan, 7.10%, Maturing November 2, 2011	434,168
AMR HoldCo, Inc.
2,197,947	Term Loan, 7.38%, Maturing February 10, 2012	2,206,877
Carl Zeiss Vision Holding GmbH
1,300,000	Term Loan, 7.84%, Maturing March 23, 2015	1,321,938
Community Health Systems, Inc.
11,556,691	Term Loan, 7.10%, Maturing August 19, 2011	11,599,127
Concentra Operating Corp.
2,037,838	Term Loan, 7.33%, Maturing September 30, 2011	2,045,480
ConMed Corp.
1,002,778	Term Loan, 7.07%, Maturing April 13, 2013	1,003,405
CRC Health Corp.
646,750	Term Loan, 7.85%, Maturing February 6, 2013	650,792
594,015	Term Loan, 7.85%, Maturing February 6, 2013	597,728
Davita, Inc.
7,223,858	Term Loan, 6.84%, Maturing October 5, 2012	7,253,209
DJ Orthopedics, LLC
444,125	Term Loan, 6.88%, Maturing April 7, 2013	444,125
Emdeon Business Services, LLC
2,254,246	Term Loan, 7.60%, Maturing November 16, 2013	2,266,926
Encore Medical Finance, LLC
1,417,884	Term Loan, 7.88%, Maturing November 3, 2013	1,422,759
FHC Health Systems, Inc.
791,364	Term Loan, 12.11%, Maturing December 18, 2009	815,105
553,955	Term Loan, 14.11%, Maturing December 18, 2009	567,804
Fresenius Medical Care Holdings
3,880,775	Term Loan, 6.73%, Maturing March 31, 2013	3,881,870
Graceway Pharmaceuticals, LLC
2,470,000	Term Loan, 7.85%, Maturing December 29, 2011	2,474,631
1,000,000	Term Loan, 11.35%, Maturing December 29, 2012	1,017,500
Hanger Orthopedic Group, Inc.
942,881	Term Loan, 7.60%, Maturing May 30, 2013	947,996
HCA, Inc.
9,925,125	Term Loan, 7.60%, Maturing November 18, 2013	10,040,465
Health Management Association, Inc.
4,390,000	Term Loan, 7.10%, Maturing February 28, 2014	4,412,407
HealthSouth Corp.
3,279,000	Term Loan, 7.85%, Maturing March 10, 2013	3,305,642
Ikaria Acquisition, Inc.
897,447	Term Loan, 7.84%, Maturing March 28, 2013	903,056
Invacare Corp.
3,369,063	Term Loan, 7.60%, Maturing February 12, 2013	3,390,119

	Principal Amount	Borrower/Tranche Description	Value
	Healthcare (continued)
	Kinetic Concepts, Inc.
	$1,881,755	Term Loan, 6.85%, Maturing October 3, 2009	$1,885,873
	Leiner Health Products, Inc.
	1,094,063	Term Loan, 8.58%, Maturing May 27, 2011	1,086,541
	LifeCare Holdings, Inc.
	960,375	Term Loan, 7.60%, Maturing August 11, 2012	953,892
	Lifepoint Hospitals, Inc.
	5,475,090	Term Loan, 6.99%, Maturing April 15, 2012	5,468,076
	Magellan Health Services, Inc.
	277,778	Term Loan, 5.20%, Maturing August 15, 2008	278,472
	173,611	Term Loan, 7.10%, Maturing August 15, 2008	174,045
	Matria Healthcare, Inc.
	1,215,641	Term Loan, 7.35%, Maturing January 19, 2012	1,221,720
	MultiPlan Merger Corp.
	815,694	Term Loan, 7.82%, Maturing April 12, 2013	822,322
	1,483,459	Term Loan, 7.82%, Maturing April 12, 2013	1,495,512
	National Mentor Holdings, Inc.
	81,200	Term Loan, 5.32%, Maturing June 29, 2013	81,530
	1,358,534	Term Loan, 7.35%, Maturing June 29, 2013	1,364,054
	National Rental Institutes, Inc.
	2,133,875	Term Loan, 7.63%, Maturing March 31, 2013	2,137,210
	Nyco Holdings
EUR	1,450,000	Term Loan, 6.41%, Maturing December 29, 2014	1,986,617
EUR	1,450,000	Term Loan, 6.91%, Maturing December 29, 2015	1,995,688
	Radnet Management, Inc.
	723,188	Term Loan, 8.83%, Maturing November 15, 2012	726,803
	Renal Advantage, Inc.
	394,125	Term Loan, 7.85%, Maturing October 5, 2012	398,066
	Select Medical Holding Corp.
	2,033,500	Term Loan, 7.36%, Maturing February 24, 2012	2,030,149
	Sunrise Medical Holdings, Inc.
	2,092,560	Term Loan, 8.88%, Maturing May 13, 2010	2,071,634
	Vanguard Health Holding Co., LLC
	2,231,668	Term Loan, 7.60%, Maturing September 23, 2011	2,248,869
	Ventiv Health, Inc.
	938,095	Term Loan, 6.85%, Maturing October 5, 2011	938,975
	VWR International, Inc.
	2,202,773	Term Loan, 7.61%, Maturing April 7, 2011	2,217,230
			$102,014,917
	Home Furnishings — 0.6%
	Interline Brands, Inc.
	$1,304,274	Term Loan, 7.07%, Maturing June 23, 2013	$1,306,720
	902,201	Term Loan, 7.07%, Maturing June 23, 2013	903,893

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Home Furnishings (continued)
	Knoll, Inc.
	$1,669,724	Term Loan, 7.10%, Maturing October 3, 2012		$1,679,325
	National Bedding Co., LLC
	498,750	Term Loan, 7.35%, Maturing August 31, 2011		499,872
	1,050,000	Term Loan, 10.36%, Maturing August 31, 2012		1,069,688
	Oreck Corp.
	1,816,334	Term Loan, 10.00%, Maturing February 2, 2012		1,770,926
	Simmons Co.
	3,795,769	Term Loan, 7.43%, Maturing December 19, 2011		3,819,493
	1,000,000	Term Loan, 10.65%, Maturing February 15, 2012		990,833
				$12,040,750
	Industrial Equipment — 1.0%
	Aearo Technologies, Inc.
	$500,000	Term Loan, 11.85%, Maturing September 24, 2013		$508,750
	Alliance Laundry Holdings, LLC
	483,559	Term Loan, 7.57%, Maturing January 27, 2012		487,487
	Colfax Corp.
	2,255,986	Term Loan, 7.63%, Maturing May 30, 2009		2,270,792
	Douglas Dynamics Holdings, Inc.
	1,729,611	Term Loan, 7.10%, Maturing December 16, 2010		1,716,639
	Flowserve Corp.
	2,325,916	Term Loan, 6.88%, Maturing August 10, 2012		2,332,021
	Generac Acquisition Corp.
	2,707,750	Term Loan, 7.85%, Maturing November 7, 2013		2,711,812
	500,000	Term Loan, 11.35%, Maturing April 7, 2014		500,209
	Gleason Corp.
	762,424	Term Loan, 7.60%, Maturing June 30, 2013		768,858
	400,000	Term Loan, 10.88%, Maturing December 31, 2013		404,500
	John Maneely Co.
	2,771,210	Term Loan, 8.61%, Maturing December 8, 2013		2,779,870
	Kion Group GmbH
	250,000	Term Loan, 7.58%, Maturing December 23, 2014		253,404
	250,000	Term Loan, 7.83%, Maturing December 23, 2015		254,654
	PP Acquisition Corp.
EUR	422,826	Term Loan, 6.87%, Maturing November 12, 2011	EUR	579,937
	4,295,954	Term Loan, 8.32%, Maturing November 12, 2011		4,317,434
	TFS Acquisition Corp.
	895,500	Term Loan, 8.85%, Maturing August 11, 2013		902,216
				$20,788,583
	Insurance — 0.8%
	ARG Holding, Inc.
	$1,234,375	Term Loan, 8.38%, Maturing November 30, 2011		$1,244,404

	Principal Amount	Borrower/Tranche Description	Value
	Insurance (continued)
	$2,625,000	Term Loan, 12.63%, Maturing November 30, 2012	$2,666,016
	CCC Information Services Group
	1,216,500	Term Loan, 7.85%, Maturing February 10, 2013	1,223,724
	Conseco, Inc.
	3,656,625	Term Loan, 7.32%, Maturing October 10, 2013	3,678,338
	Crawford & Company
	1,752,655	Term Loan, 7.85%, Maturing October 31, 2013	1,766,895
	Hilb, Rogal & Hobbs Co.
	792,000	Term Loan, 6.85%, Maturing April 26, 2013	793,155
	U.S.I. Holdings Corp.
	298,500	Term Loan, 7.57%, Maturing March 24, 2011	298,873
	5,790,043	Term Loan, 7.57%, Maturing March 24, 2011	5,797,280
			$17,468,685
	Leisure Goods / Activities / Movies — 4.5%
	24 Hour Fitness Worldwide, Inc.
	$1,999,800	Term Loan, 7.85%, Maturing June 8, 2012	$2,013,549
	Alliance Atlantis Communications, Inc.
	703,640	Term Loan, 6.82%, Maturing December 31, 2011	703,970
	AMC Entertainment, Inc.
	2,246,563	Term Loan, 7.07%, Maturing January 26, 2013	2,259,952
	AMF Bowling Worldwide, Inc.
	960,897	Term Loan, 8.32%, Maturing August 27, 2009	967,504
	Augustus 2, Ltd.
GBP	1,534,623	Term Loan, 7.86%, Maturing June 22, 2014	3,075,731
GBP	1,399,880	Term Loan, 8.36%, Maturing June 22, 2015	2,819,674
	Butterfly Wendel US, Inc.
	387,500	Term Loan, 8.08%, Maturing June 22, 2013	393,777
	387,500	Term Loan, 7.83%, Maturing June 22, 2014	391,839
	Carmike Cinemas, Inc.
	2,962,312	Term Loan, 8.61%, Maturing May 19, 2012	2,997,225
	Cedar Fair, L.P.
	496,250	Term Loan, 7.33%, Maturing August 31, 2011	501,006
	3,994,813	Term Loan, 7.32%, Maturing August 30, 2012	4,037,257
	Cinemark, Inc.
	4,800,875	Term Loan, 7.13%, Maturing October 5, 2013	4,825,547
	Dave & Buster's, Inc.
	592,500	Term Loan, 7.85%, Maturing March 8, 2013	596,944
	990,000	Term Loan, 7.85%, Maturing March 8, 2013	997,425
	Deluxe Entertainment Services
	1,100,000	Term Loan, 5.25%, Maturing January 28, 2011	1,083,500
	Easton-Bell Sports, Inc.
	1,485,000	Term Loan, 7.07%, Maturing March 16, 2012	1,488,249

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	Fender Musical Instruments Co.
	$1,330,000	Term Loan, 11.36%, Maturing October 1, 2012	$1,363,250
	Mega Blocks, Inc.
	1,496,193	Term Loan, 7.13%, Maturing July 26, 2012	1,495,726
	Metro-Goldwyn-Mayer Holdings, Inc.
	10,267,509	Term Loan, 8.60%, Maturing April 8, 2012	10,290,776
	National Cinemedia, LLC
	1,575,000	Term Loan, 7.09%, Maturing February 13, 2015	1,577,884
	Red Football, Ltd.
GBP	4,750,000	Term Loan, 8.16%, Maturing August 16, 2014	9,523,036
GBP	4,750,000	Term Loan, 8.41%, Maturing August 16, 2015	9,562,619
	Regal Cinemas Corp.
	6,320,744	Term Loan, 7.10%, Maturing November 10, 2010	6,348,397
	Revolution Studios
	2,064,354	Term Loan, 9.07%, Maturing December 21, 2014	2,079,837
	1,050,000	Term Loan, 12.32%, Maturing June 21, 2015	1,060,500
	Six Flags Theme Parks, Inc.
	8,108,801	Term Loan, 8.60%, Maturing June 30, 2009	8,172,999
	Southwest Sports Group, LLC
	1,450,000	Term Loan, 7.88%, Maturing December 22, 2010	1,450,454
	Universal City Development Partners, Ltd.
	2,912,921	Term Loan, 7.36%, Maturing June 9, 2011	2,931,126
	WMG Acquisition Corp.
	900,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	880,200
	7,009,962	Term Loan, 7.36%, Maturing February 28, 2011	7,045,888
			$92,935,841
	Lodging and Casinos — 1.5%
	Bally Technologies, Inc.
	$5,778,792	Term Loan, 8.61%, Maturing September 5, 2009	$5,836,580
	CCM Merger, Inc.
	2,592,596	Term Loan, 7.35%, Maturing April 25, 2012	2,607,180
	Green Valley Ranch Gaming, LLC
	650,455	Term Loan, 7.36%, Maturing February 16, 2014	654,636
	Isle of Capri Casinos, Inc.
	4,438,047	Term Loan, 7.07%, Maturing February 4, 2012	4,472,442
	Penn National Gaming, Inc.
	7,806,125	Term Loan, 7.11%, Maturing October 3, 2012	7,869,550
	Pinnacle Entertainment, Inc.
	925,000	Term Loan, 0.00%, Maturing December 14, 2011(2)	926,301
	2,800,000	Term Loan, 7.32%, Maturing December 14, 2011	2,824,791
	Venetian Casino Resort, LLC
	4,104,268	Term Loan, 7.09%, Maturing June 15, 2011	4,125,183
	846,241	Term Loan, 7.09%, Maturing June 15, 2011	850,554

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Wimar Opco, LLC
$940,701	Term Loan, 7.85%, Maturing January 3, 2012	$951,579
		$31,118,796
Nonferrous Metals / Minerals — 1.4%
Alpha Natural Resources, LLC
$2,913,125	Term Loan, 7.10%, Maturing October 26, 2012	$2,923,595
Carmeuse Lime, Inc.
665,657	Term Loan, 7.13%, Maturing May 2, 2011	667,321
CII Carbon, LLC
493,719	Term Loan, 7.38%, Maturing August 23, 2012	497,421
Compass Minerals Group, Inc.
2,994,172	Term Loan, 6.85%, Maturing December 22, 2012	3,002,906
Freeport-McMoran Copper and Gold
6,418,240	Term Loan, 7.07%, Maturing March 19, 2014	6,444,600
IFM (US) Colonial Pipeline 2, LLC
950,000	Term Loan, 7.36%, Maturing February 27, 2012	960,688
Magnequench International, Inc.
1,032,970	Term Loan, 8.31%, Maturing August 31, 2009	1,032,970
Magnum Coal Co.
245,455	Term Loan, 8.57%, Maturing March 15, 2013	245,761
2,430,000	Term Loan, 8.57%, Maturing March 15, 2013	2,433,038
Murray Energy Corp.
960,400	Term Loan, 8.36%, Maturing January 28, 2010	972,405
Novelis, Inc.
1,299,040	Term Loan, 7.61%, Maturing January 6, 2012	1,303,100
2,257,805	Term Loan, 7.61%, Maturing January 6, 2012	2,264,860
Stillwater Mining Co.
4,842,534	Term Loan, 7.63%, Maturing June 30, 2007	4,866,746
Thompson Creek Metals Co.
2,007,321	Term Loan, 10.11%, Maturing October 26, 2012	2,042,449
		$29,657,860
Oil and Gas — 1.2%
Citgo Petroleum Corp.
$1,970,327	Term Loan, 6.70%, Maturing November 15, 2012	$1,973,669
Concho Resources, Inc.
2,725,000	Term Loan, 8.60%, Maturing March 27, 2012	2,730,109
El Paso Corp.
1,750,000	Term Loan, 5.23%, Maturing July 31, 2011	1,760,665

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	Epco Holdings, Inc.
	$959,001	Term Loan, 7.03%, Maturing August 18, 2008	$960,000
	3,758,894	Term Loan, 7.18%, Maturing August 18, 2010	3,801,182
	Goldking Energy Corp.
	1,296,750	Term Loan, 10.32%, Maturing December 20, 2011(3)	1,304,920
	Key Energy Services, Inc.
	1,000,000	Term Loan, 5.36%, Maturing June 30, 2012	1,006,250
	1,362,750	Term Loan, 7.83%, Maturing June 30, 2012	1,371,267
	Primary Natural Resources, Inc.
	1,980,000	Term Loan, 9.32%, Maturing July 28, 2010(3)	1,965,150
	Targa Resources, Inc.
	1,602,972	Term Loan, 5.23%, Maturing October 31, 2012	1,615,871
	3,288,963	Term Loan, 7.36%, Maturing October 31, 2012	3,315,429
	Volnay Acquisition Co.
	997,500	Term Loan, 7.35%, Maturing January 12, 2014	1,007,682
	W&T Offshore, Inc.
	1,275,000	Term Loan, 7.60%, Maturing May 26, 2010	1,285,359
			$24,097,553
	Publishing — 3.2%
	American Media Operations, Inc.
	$3,825,000	Term Loan, 8.59%, Maturing January 31, 2013	$3,852,892
	CBD Media, LLC
	1,219,960	Term Loan, 7.82%, Maturing December 31, 2009	1,228,601
	Dex Media East, LLC
	3,782,778	Term Loan, 6.85%, Maturing May 8, 2009	3,786,217
	Dex Media West, LLC
	5,038,710	Term Loan, 6.85%, Maturing March 9, 2010	5,047,528
	Gatehouse Media Operating, Inc.
	800,000	Term Loan, 7.10%, Maturing August 28, 2014	796,750
	1,850,000	Term Loan, 7.11%, Maturing August 28, 2014	1,842,485
	Idearc, Inc.
	12,493,688	Term Loan, 7.35%, Maturing November 17, 2014	12,590,963
	MediaNews Group, Inc.
	1,265,438	Term Loan, 7.09%, Maturing August 2, 2013	1,266,756
	Mediannuaire Holding
EUR	500,000	Term Loan, 8.14%, Maturing April 10, 2016	704,362
	Merrill Communications, LLC
	1,463,082	Term Loan, 7.58%, Maturing February 9, 2009	1,471,083
	Penton Media, Inc.
	1,000,000	Term Loan, 7.60%, Maturing February 1, 2013	1,005,313
	Philadelphia Newspapers, LLC
	1,051,758	Term Loan, 8.10%, Maturing June 29, 2013	1,058,113
	R.H. Donnelley Corp.
	335,389	Term Loan, 6.57%, Maturing December 31, 2009	334,708
	4,359,416	Term Loan, 6.85%, Maturing June 30, 2010	4,367,725

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Reader's Digest Association
$7,975,000	Term Loan, 7.38%, Maturing March 2, 2014	$7,994,938
Riverdeep Interactive Learning USA, Inc.
4,981,206	Term Loan, 8.10%, Maturing December 20, 2013	5,019,900
SGS International, Inc.
913,438	Term Loan, 7.86%, Maturing December 30, 2011	920,859
Source Media, Inc.
2,506,828	Term Loan, 7.60%, Maturing November 8, 2011	2,533,463
SP Newsprint Co.
1,305,204	Term Loan, 5.32%, Maturing January 9, 2010	1,312,546
Sun Media Corp.
2,318,296	Term Loan, 7.11%, Maturing February 7, 2009	2,324,818
Xsys, Inc.
1,290,100	Term Loan, 7.82%, Maturing September 27, 2013	1,303,102
1,290,100	Term Loan, 8.32%, Maturing September 27, 2014	1,309,150
Yell Group, PLC
3,425,000	Term Loan, 7.32%, Maturing February 10, 2013	3,455,750
		$65,528,022
Radio and Television — 2.6%
ALM Media Holdings, Inc.
$1,137,975	Term Loan, 7.85%, Maturing March 4, 2010	$1,141,354
Block Communications, Inc.
2,073,750	Term Loan, 7.35%, Maturing December 22, 2011	2,077,638
CMP KC, LLC
981,188	Term Loan, 9.38%, Maturing May 5, 2013	987,320
CMP Susquehanna Corp.
1,770,054	Term Loan, 7.36%, Maturing May 5, 2013	1,782,001
Cumulus Media, Inc.
1,808,420	Term Loan, 7.32%, Maturing June 7, 2013	1,820,853
DirecTV Holdings, LLC
1,855,502	Term Loan, 6.82%, Maturing April 13, 2013	1,863,408
Emmis Operating Co.
1,100,000	Term Loan, 7.35%, Maturing November 2, 2013	1,108,353
Entravision Communications Corp.
1,822,250	Term Loan, 6.85%, Maturing September 29, 2013	1,829,843
Gray Television, Inc.
1,658,250	Term Loan, 6.58%, Maturing January 19, 2015	1,658,769
HEI Acquisition, LLC
2,775,000	Term Loan, 9.36%, Maturing April 13, 2014	2,761,125
HIT Entertainment, Inc.
2,470,000	Term Loan, 7.32%, Maturing March 20, 2012	2,487,754

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Radio and Television (continued)
	NEP II, Inc.
	$850,000	Term Loan, 7.60%, Maturing February 16, 2014	$855,976
	Nexstar Broadcasting, Inc.
	2,134,754	Term Loan, 7.10%, Maturing October 1, 2012	2,133,587
	2,022,482	Term Loan, 7.10%, Maturing October 1, 2012	2,021,376
	NextMedia Operating, Inc.
	300,188	Term Loan, 7.32%, Maturing November 15, 2012	300,639
	133,417	Term Loan, 7.32%, Maturing November 15, 2012	133,617
	PanAmSat Corp.
	3,233,750	Term Loan, 7.35%, Maturing January 3, 2014	3,262,754
	Paxson Communications Corp.
	3,250,000	Term Loan, 8.61%, Maturing January 15, 2012	3,327,188
	Raycom TV Broadcasting, LLC
	3,405,216	Term Loan, 6.88%, Maturing August 28, 2013	3,403,088
	SFX Entertainment
	1,802,188	Term Loan, 8.09%, Maturing June 21, 2013	1,811,198
	Tyrol Acquisition 2 SAS
EUR	1,050,000	Term Loan, 6.09%, Maturing January 19, 2015	1,452,436
EUR	1,050,000	Term Loan, 6.59%, Maturing January 19, 2016	1,458,513
	Univision Communications, Inc.
	1,000,000	Term Loan, 7.82%, Maturing March 29, 2009	1,001,042
	582,886	Term Loan, 0.00%, Maturing September 29, 2014(2)	582,439
	9,067,114	Term Loan, 7.61%, Maturing September 29, 2014	9,060,160
	Young Broadcasting, Inc.
	2,351,869	Term Loan, 7.88%, Maturing November 3, 2012	2,365,098
			$52,687,529
	Rail Industries — 0.2%
	Kansas City Southern Railway Co.
	$3,374,500	Term Loan, 7.07%, Maturing March 30, 2008	$3,387,154
			$3,387,154
	Retailers (Except Food and Drug) — 1.6%
	Advantage Sales & Marketing, Inc.
	$3,590,840	Term Loan, 7.36%, Maturing March 29, 2013	$3,599,817
	American Achievement Corp.
	1,564,137	Term Loan, 7.72%, Maturing March 25, 2011	1,575,542
	Amscan Holdings, Inc.
	1,831,500	Term Loan, 8.38%, Maturing December 23, 2012	1,848,099
	Coinmach Laundry Corp.
	4,527,050	Term Loan, 7.88%, Maturing December 19, 2012	4,563,127
	FTD, Inc.
	875,004	Term Loan, 7.36%, Maturing July 28, 2013	880,473
	Harbor Freight Tools USA, Inc.
	2,674,541	Term Loan, 7.61%, Maturing July 15, 2010	2,696,828

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Home Interiors & Gifts, Inc.
$1,009,722	Term Loan, 10.35%, Maturing March 31, 2011	$729,524
Josten's Corp.
2,244,210	Term Loan, 7.33%, Maturing October 4, 2011	2,258,236
Mapco Express, Inc.
2,425,198	Term Loan, 8.07%, Maturing April 28, 2011	2,440,355
Nebraska Book Co., Inc.
923,741	Term Loan, 7.83%, Maturing March 4, 2011	931,824
Neiman Marcus Group, Inc.
1,613,924	Term Loan, 7.35%, Maturing April 5, 2013	1,630,063
Oriental Trading Co., Inc.
1,150,000	Term Loan, 11.36%, Maturing January 31, 2013	1,173,000
2,158,688	Term Loan, 7.61%, Maturing July 31, 2013	2,165,433
Rent-A-Center, Inc.
1,437,089	Term Loan, 7.12%, Maturing November 15, 2012	1,441,730
Savers, Inc.
454,569	Term Loan, 8.07%, Maturing August 11, 2012	459,114
516,409	Term Loan, 8.07%, Maturing August 11, 2012	521,573
The Yankee Candle Company, Inc.
3,775,000	Term Loan, 7.35%, Maturing February 6, 2014	3,796,706
		$32,711,444
Steel — 0.2%
Gibraltar Industries, Inc.
$602,976	Term Loan, 7.13%, Maturing December 8, 2010	$602,599
Tube City IMS Corp.
324,324	Term Loan, 5.25%, Maturing January 25, 2014	326,858
2,675,676	Term Loan, 7.57%, Maturing January 25, 2014	2,696,581
		$3,626,038
Surface Transport — 0.6%
Delphi Acquisition Holding, Inc.
$384,592	Term Loan, 7.70%, Maturing April 10, 2015	$384,592
592,925	Term Loan, 7.70%, Maturing April 10, 2015	592,925
977,517	Term Loan, 8.20%, Maturing April 10, 2016	977,517
Gainey Corp.
1,017,313	Term Loan, 8.10%, Maturing April 20, 2012	1,020,492
Horizon Lines, LLC
761,416	Term Loan, 7.60%, Maturing July 7, 2011	765,938
Laidlaw International, Inc.
398,000	Term Loan, 7.09%, Maturing July 31, 2013	399,990
1,194,000	Term Loan, 7.09%, Maturing July 31, 2013	1,199,970

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Surface Transport (continued)
	Oshkosh Truck Corp.
	$2,543,625	Term Loan, 7.10%, Maturing December 6, 2013	$2,554,357
	Ozburn-Hessey Holding Co., LLC
	594,694	Term Loan, 8.63%, Maturing August 9, 2012	596,181
	Sirva Worldwide, Inc.
	1,572,517	Term Loan, 11.60%, Maturing December 1, 2010	1,546,963
	Vanguard Car Rental USA
	1,480,500	Term Loan, 8.35%, Maturing June 14, 2013	1,494,645
			$11,533,570
	Telecommunications — 2.1%
	American Cellular Corp.
	$1,475,000	Term Loan, 7.32%, Maturing March 15, 2014	$1,478,688
	Asurion Corp.
	1,415,455	Term Loan, 8.32%, Maturing July 13, 2012	1,434,033
	2,200,000	Term Loan, 11.57%, Maturing January 13, 2013	2,241,250
	BCM Luxembourg, Ltd.
EUR	1,375,000	Term Loan, 6.40%, Maturing September 30, 2014	1,884,156
EUR	1,375,000	Term Loan, 6.78%, Maturing September 30, 2015	1,902,334
	Cellular South, Inc.
	2,215,823	Term Loan, 7.07%, Maturing May 4, 2011	2,226,902
	Centennial Cellular Operating Co., LLC
	3,533,773	Term Loan, 7.35%, Maturing February 9, 2011	3,566,167
	Consolidated Communications, Inc.
	3,648,439	Term Loan, 7.10%, Maturing July 27, 2015	3,665,543
	Epicor Software Corp.
	470,000	Term Loan, 8.25%, Maturing March 30, 2012	472,056
	FairPoint Communications, Inc.
	3,200,000	Term Loan, 7.13%, Maturing February 8, 2012	3,213,501
	Hawaiian Telcom Communications, Inc.
	1,095,178	Term Loan, 7.60%, Maturing October 31, 2012	1,101,082
	Intelsat Bermuda, Ltd.
	1,425,000	Term Loan, 7.86%, Maturing February 1, 2014	1,431,870
	Intelsat Subsuduary Holding Co.
	1,293,500	Term Loan, 7.35%, Maturing July 3, 2013	1,304,010
	Iowa Telecommunications Services
	3,208,000	Term Loan, 7.10%, Maturing November 23, 2011	3,229,721
	IPC Acquisition Corp.
	870,625	Term Loan, 7.85%, Maturing September 29, 2013	879,150
	500,000	Term Loan, 11.88%, Maturing September 29, 2014	508,125
	NTelos, Inc.
	1,761,557	Term Loan, 7.57%, Maturing August 24, 2011	1,772,566
	Stratos Global Corp.
	1,262,250	Term Loan, 8.10%, Maturing February 13, 2012	1,269,613
	Triton PCS, Inc.
	4,495,306	Term Loan, 8.57%, Maturing November 18, 2009	4,532,765

Principal Amount		Borrower/Tranche Description	Value
Telecommunications (continued)
WestCom Corp.
	$714,286	Term Loan, 8.15%, Maturing December 17, 2010	$715,179
	1,000,000	Term Loan, 12.32%, Maturing May 17, 2011	1,004,375
Windstream Corp.
	4,040,647	Term Loan, 6.86%, Maturing July 17, 2013	4,068,426
			$43,901,512
Utilities — 1.8%
AEI Finance Holding, LLC
	$388,674	Term Loan, 8.25%, Maturing March 30, 2012	$390,739
	2,961,326	Term Loan, 8.35%, Maturing March 30, 2014	2,977,059
Astoria Generating Co.
	1,039,325	Term Loan, 7.34%, Maturing February 23, 2013	1,047,120
	1,250,000	Term Loan, 9.10%, Maturing August 23, 2013	1,265,191
BRSP, LLC
	2,500,000	Term Loan, 8.37%, Maturing July 13, 2009	2,512,500
Calpine Corp.
	1,200,000	DIP Loan, 7.59%, Maturing March 30, 2009	1,207,625
Cogentrix Delaware Holdings, Inc.
	618,906	Term Loan, 6.85%, Maturing April 14, 2012	620,840
Covanta Energy Corp.
	767,010	Term Loan, 5.28%, Maturing February 9, 2014	768,448
	1,557,990	Term Loan, 6.88%, Maturing February 9, 2014	1,560,911
Electricinvest Holding Co.
EUR	536,193	Term Loan, 7.73%, Maturing October 24, 2012	737,944
GBP	540,000	Term Loan, 9.43%, Maturing October 24, 2012	1,090,525
Elster Group GmbH (Ruhrgas)
EUR	550,154	Term Loan, 6.34%, Maturing June 12, 2013	761,689
EUR	431,988	Term Loan, 6.84%, Maturing June 12, 2014	600,751
HCP Acquisition, Inc.
	3,000,000	Term Loan, 7.60%, Maturing February 13, 2014	3,037,500
LSP General Finance Co., LLC
	137,435	Term Loan, 7.10%, Maturing April 14, 2013	137,950
	3,088,889	Term Loan, 7.10%, Maturing April 14, 2013	3,100,472
Mach General, LLC
	91,406	Term Loan, 7.35%, Maturing February 22, 2013	91,535
	881,385	Term Loan, 7.36%, Maturing February 22, 2014	882,266
Mirant North America, LLC.
	1,120,106	Term Loan, 7.07%, Maturing January 3, 2013	1,123,606
NRG Energy, Inc.
	2,225,000	Term Loan, 7.35%, Maturing February 1, 2013	2,244,006
	8,451,827	Term Loan, 7.35%, Maturing February 1, 2013	8,526,161
Pike Electric, Inc.
	684,650	Term Loan, 7.13%, Maturing July 1, 2012	685,505
	515,808	Term Loan, 7.13%, Maturing December 10, 2012	516,453

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Vulcan Energy Corp.
$1,969,609	Term Loan, 6.86%, Maturing July 23, 2010	$1,973,918
		$37,860,714
	Total Senior, Floating Rate Interests (identified cost, $1,230,647,083)	$1,239,454,041
Mortgage Pass-Throughs — 43.9%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$1,106	5.646%, with maturity at 2025(4)	$1,104,271
3,334	6.00%, with various maturities to 2026	3,395,772
45,469	6.50%, with various maturities to 2025(5)	46,940,971
98,055	7.00%, with various maturities to 2031(5)	101,491,630
810	7.13%, with maturity at 2023	851,830
59,078	7.50%, with various maturities to 2029(5)	62,670,782
1,233	7.65%, with maturity at 2022	1,322,852
225	7.70%, with maturity at 2022	241,528
22,338	8.00%, with various maturities to 2030	24,154,998
796	8.25%, with maturity at 2020	839,920
1,961	8.30%, with maturity at 2020	2,138,450
25,106	8.50%, with various maturities to 2031	27,195,532
104	8.75%, with maturity at 2010	105,822
7,542	9.00%, with various maturities to 2031	8,250,817
6,286	9.50%, with various maturities to 2025	7,053,058
991	10.00%, with maturity at 2020	1,106,933
984	10.50%, with maturity at 2020	1,106,889
1,393	12.00%, with maturity at 2020	1,563,037
74	13.00%, with maturity at 2015	86,230
		$291,621,322
Federal National Mortgage Assn.:
$7,841	5.647%, with maturity at 2036(4)	$7,850,218
15,779	5.50%, with maturity at 2014(5)	15,859,923
3,984	6.00%, with various maturities to 2026	4,029,322
23,604	6.405%, with maturity at 2032(4)(5)	24,000,993
77,215	6.50%, with various maturities to 2031(5)	79,697,860
868	6.75%, with maturity at 2023	905,576
103,521	7.00%, with various maturities to 2029(5)	107,948,787
5,667	7.184%, with maturity at 2022(4)	5,787,318
17,552	7.50%, with various maturities to 2031	18,637,325
15,643	8.00%, with various maturities to 2029	16,796,591

Principal Amount (000's omitted)	Security	Value
$86	8.25%, with maturity at 2018	$93,510
3,857	8.444%, with maturity at 2027(6)	4,211,261
16,854	8.50%, with various maturities to 2028	18,455,046
1,910	8.657%, with maturity at 2028(6)	2,070,298
2,953	8.765%, with various maturities to 2029(6)	3,263,531
23,312	9.00%, with various maturities to 2027	25,646,487
690	9.330%, with maturity at 2024(6)	736,831
11,315	9.50%, with various maturities to 2030	12,644,725
1,252	9.604%, with maturity at 2018(6)	1,397,943
2,064	10.00%, with various maturities to 2020	2,314,152
2,096	10.209%, with maturity at 2025(6)	2,344,323
2,406	10.358%, with maturity at 2019(6)	2,653,279
1,956	10.50%, with maturity at 2021	2,193,248
844	11.50%, with maturity at 2016	946,586
51	12.50%, with maturity at 2011	55,707
		$360,540,840
Government National Mortgage Assn.:
$5,642	6.00%, with maturity at 2024	$5,759,884
10,356	7.00%, with various maturities to 2025	10,934,605
14,130	7.50%, with various maturities to 2031	15,029,915
46,036	8.00%, with various maturities to 2034(5)	49,832,619
1,112	8.30%, with maturity at 2020	1,203,065
2,429	8.50%, with various maturities to 2022	2,675,679
10,862	9.00%, with various maturities to 2026	12,104,239
15,639	9.50%, with various maturities to 2026	17,609,924
1,027	10.00%, with maturity at 2019	1,156,687
		$116,306,617
Collateralized Mortgage Obligations:
$3,396	Federal Home Loan Mortgage Corp., Series 1497, Class K, 7.00%, 4/15/23	$3,501,449
5,633	Federal Home Loan Mortgage Corp., Series 1529, Class Z, 7.00%, 6/15/23	5,790,665
4,771	Federal Home Loan Mortgage Corp., Series 1620, Class Z, 6.00%, 11/15/23	4,870,458
576	Federal Home Loan Mortgage Corp., Series 1720, Class PJ, 7.25%, 1/15/24	581,899
793	Federal Home Loan Mortgage Corp., Series 2130, Class K, 6.00%, 3/15/29	804,820
778	Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29	808,459
5,930	Federal Home Loan Mortgage Corp., Series 2182, Class ZB, 8.00%, 9/15/29(5)	6,296,673
3,636	Federal Home Loan Mortgage Corp., Series 2198, Class ZA, 8.50%, 11/15/29	4,007,198

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
$19,053	Federal Home Loan Mortgage Corp., Series 2245, Class A, 8.00%, 8/15/27(5)	$20,251,096
2,813	Federal Home Loan Mortgage Corp., Series 24, Class J, 6.25%, 11/25/23	2,854,688
1,590	Federal Home Loan Mortgage Corp., Series 1677, Class Z, 7.50%, 7/15/23	1,685,960
576	Federal National Mortgage Assn., Series 1988-14, Class I, 9.20%, 6/25/18	623,226
589	Federal National Mortgage Assn., Series 1989-1, Class D, 10.30%, 1/25/19	647,088
1,090	Federal National Mortgage Assn., Series 1989-34, Class Y, 9.85%, 7/25/19	1,207,722
788	Federal National Mortgage Assn., Series 1990-17, Class G, 9.00%, 2/25/20	858,537
338	Federal National Mortgage Assn., Series 1990-27, Class Z, 9.00%, 3/25/20	369,445
323	Federal National Mortgage Assn., Series 1990-29, Class J, 9.00%, 3/25/20	355,110
1,410	Federal National Mortgage Assn., Series 1990-43, Class Z, 9.50%, 4/25/20	1,566,085
526	Federal National Mortgage Assn., Series 1991-98, Class J, 8.00%, 8/25/21	565,755
294	Federal National Mortgage Assn., Series 1992-103, Class Z, 7.50%, 6/25/22	310,431
559	Federal National Mortgage Assn., Series 1992-113, Class Z, 7.50%, 7/25/22	594,960
1,066	Federal National Mortgage Assn., Series 1992-185, Class ZB, 7.00%, 10/25/22	1,111,764
4,214	Federal National Mortgage Assn., Series 1992-77, Class ZA, 8.00%, 5/25/22	4,493,442
1,297	Federal National Mortgage Assn., Series 1993-156, Class ZB, 7.00%, 9/25/23	1,364,352
2,691	Federal National Mortgage Assn., Series 1993-16, Class Z, 7.50%, 2/25/23	2,831,722
2,015	Federal National Mortgage Assn., Series 1993-22, Class PM, 7.40%, 2/25/23	2,115,491
3,215	Federal National Mortgage Assn., Series 1993-25, Class J, 7.50%, 3/25/23	3,396,681
6,237	Federal National Mortgage Assn., Series 1993-30, Class PZ, 7.50%, 3/25/23	6,587,530
1,154	Federal National Mortgage Assn., Series 1993-56, Class PZ, 7.00%, 5/25/23	1,205,269
9,382	Federal National Mortgage Assn., Series 1994-45, Class Z, 6.50%, 2/25/24(5)	9,654,018
4,717	Federal National Mortgage Assn., Series 1994-89, Class ZQ, 8.00%, 7/25/24	5,087,044
4,651	Federal National Mortgage Assn., Series 1996-57, Class Z, 7.00%, 12/25/26	4,857,714
2,696	Federal National Mortgage Assn., Series 1997-77, Class Z, 7.00%, 11/18/27	2,816,887

Principal Amount (000's omitted)	Security	Value
$2,019	Federal National Mortgage Assn., Series 1998-44, Class ZA, 6.50%, 7/20/28	$2,090,275
8,344	Federal National Mortgage Assn., Series 2000-22, Class PN, 6.00%, 7/25/30	8,501,709
2,141	Federal National Mortgage Assn., Series 2001-37, Class GA, 8.00%, 7/25/16	2,239,312
1,775	Federal National Mortgage Assn., Series 2002-1, Class G, 7.00%, 7/25/23	1,853,541
908	Federal National Mortgage Assn., Series G92-44, Class Z, 8.00%, 7/25/22	961,250
1,477	Federal National Mortgage Assn., Series G92-44, Class ZQ, 8.00%, 7/25/22	1,577,878
3,766	Federal National Mortgage Assn., Series G92-60, Class Z, 7.00%, 10/25/22	3,899,194
8,926	Government National Mortgage Assn., Series 2002-45, Class PG, 6.00%, 3/17/32	8,997,334
950	Government National Mortgage Assn., Series 2005-72, Class E, 12.00%, 11/16/15	1,090,876
		$135,285,007
	Total Mortgage Pass-Throughs (identified cost, $909,969,935)	$903,753,786
Corporate Bonds & Notes — 46.4%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.4%
Alion Science and Technologies Corp.
$2,980	10.25%, 2/1/15(7)	$3,151,350
Armor Holdings, Inc., Sr. Sub. Notes
1,895	8.25%, 8/15/13	1,999,225
Bombardier, Inc.
1,425	8.00%, 11/15/14(7)	1,503,375
DRS Technologies, Inc., Sr. Sub. Notes
875	7.625%, 2/1/18	920,937
Hawker Beechcraft Acquisition Co., Sr. Notes
925	8.50%, 4/1/15(7)	978,187
Hawker Beechcraft Acquisition Co., Sr. Sub Notes
30	9.75%, 4/1/17(7)	32,250
		$8,585,324
Automotive — 3.1%
Altra Industrial Motion, Inc.
$1,130	9.00%, 12/1/11(7)	$1,176,612
2,460	9.00%, 12/1/11	2,561,475

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Automotive (continued)
American Axle & Manufacturing, Inc.
$1,480	7.875%, 3/1/17	$1,491,100
Commercial Vehicle Group, Inc., Sr. Notes
1,100	8.00%, 7/1/13	1,127,500
Ford Motor Credit Co.
2,120	6.625%, 6/16/08	2,119,351
9,165	7.375%, 10/28/09	9,177,226
4,355	7.875%, 6/15/10	4,381,113
Ford Motor Credit Co., Sr. Notes
180	9.875%, 8/10/11	191,841
Ford Motor Credit Co., Variable Rate
10,995	8.36%, 11/2/07	11,101,432
General Motors Acceptance Corp.
2,160	5.125%, 5/9/08	2,135,091
1,075	5.85%, 1/14/09	1,063,462
435	7.00%, 2/1/12	438,605
4,900	8.00%, 11/1/31	5,273,978
Goodyear Tire & Rubber Co., Sr. Notes
1,405	8.625%, 12/1/11(7)	1,524,425
Goodyear Tire & Rubber Co., Sr. Notes, Variable Rate
2,010	9.14%, 12/1/09(7)	2,040,150
Tenneco Automotive, Global Shares, Series B
11,805	10.25%, 7/15/13	13,000,256
Tenneco Automotive, Inc., Sr. Sub. Notes
2,645	8.625%, 11/15/14	2,823,537
Titan International, Inc., Sr. Notes
1,580	8.00%, 1/15/12(7)	1,643,200
United Components, Inc., Sr. Sub. Notes
990	9.375%, 6/15/13	1,034,550
		$64,304,904
Brokers / Dealers / Investment Houses — 0.4%
Residential Capital LLC, Sub. Notes, Variable Rate
$8,855	7.187%, 4/17/09(7)	$8,818,137
		$8,818,137
Building and Development — 1.5%
Dayton Superior Corp., Sr. Notes
$2,655	10.75%, 9/15/08	$2,747,925
General Cable Corp., Sr. Notes
925	7.125%, 4/1/17(7)	943,500
General Cable Corp., Variable Rate
925	7.725%, 4/1/15(7)	938,875
Mueller Group, Inc., Sr. Sub. Notes
1,707	10.00%, 5/1/12	1,852,095

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
Mueller Holdings, Inc., Disc. Notes, (0.00% until 2009)
$991	14.75%, 4/15/14	$931,540
Nortek, Inc., Sr. Sub. Notes
9,850	8.50%, 9/1/14	9,776,125
NTK Holdings, Inc., Sr. Disc. Notes
4,020	10.75%, 3/1/14	3,035,100
Panolam Industries International, Sr. Sub. Notes
4,320	10.75%, 10/1/13(7)	4,644,000
Realogy Corp.
4,350	10.50%, 4/15/14(7)	4,366,312
Realogy Corp., Term Loan, 8.32%, Maturing
1,740	12.375%, 4/15/15(7)	1,744,350
Stanley-Martin Co.
870	9.75%, 8/15/15	785,175
		$31,764,997
Business Equipment and Services — 3.0%
Activant Solutions, Inc., Sr. Sub. Notes
$1,070	9.50%, 5/1/16	$1,064,650
Affinion Group, Inc.
1,065	10.125%, 10/15/13	1,166,175
1,490	11.50%, 10/15/15	1,646,450
Aramark Corp., Sr. Notes
240	8.50%, 2/1/15(7)	252,300
Aramark Corp., Sr. Notes, Variable Rate
1,565	8.86%, 2/1/15(7)	1,615,862
Education Management, LLC
3,045	8.75%, 6/1/14	3,235,312
5,790	10.25%, 6/1/16	6,354,525
Hertz Corp.
5,835	8.875%, 1/1/14	6,316,387
HydroChem Industrial Services, Inc., Sr. Sub Notes
2,620	9.25%, 2/15/13(7)	2,711,700
Kar Holdings, Inc., Sr. Notes
1,295	8.75%, 5/1/14(7)	1,337,087
Kar Holdings, Inc., Sr. Notes, Variable Rate
1,295	9.358%, 5/1/14(7)	1,330,612
Kar Holdings, Inc., Sr. Sub Notes
1,390	10.00%, 5/1/15(7)	1,447,337
Lamar Media Corp.
405	6.625%, 8/15/15	403,987
MediMedia USA, Inc., Sr. Sub Notes
955	11.375%, 11/15/14(7)	1,021,850
Muzak, LLC / Muzak Finance, Sr. Notes
5,250	10.00%, 2/15/09	5,355,000
Norcross Safety Products, LLC / Norcross Capital Corp., Sr. Sub. Notes, Series B
5,100	9.875%, 8/15/11	5,412,375

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
Sabre Holdings Corp.
$1,300	6.35%, 3/15/16	$1,236,101
Safety Products Holdings, Inc., Sr. Notes (PIK)
6,882	11.75%, 1/1/12(3)	7,060,250
SunGard Data Systems, Inc.
3,060	9.125%, 8/15/13	3,297,150
Travelport LLC, Sr. Notes
5,000	9.875%, 9/1/14(7)	5,375,000
Xerox Corp., Sr. Notes
1,855	7.125%, 6/15/10	1,953,866
1,485	7.625%, 6/15/13	1,566,675
		$61,160,651
Cable and Satellite Television — 3.1%
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate
$4,545	9.82%, 4/1/09	$4,840,425
CCH I Holdings, LLC, Variable Rate
3,440	0.00%, 5/15/14	3,440,000
CCH I, LLC/CCH I Capital Co.
3,265	11.00%, 10/1/15	3,485,387
CCH II, LLC/CCH II Capital Co.
2,855	10.25%, 9/15/10	3,047,712
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
10,295	8.75%, 11/15/13	10,848,356
CSC Holdings, Inc., Series B
4,545	8.125%, 8/15/09	4,749,525
CSC Holdings, Inc., Sr. Notes
2,970	7.875%, 12/15/07	3,014,550
2,105	8.125%, 7/15/09	2,199,725
CSC Holdings, Inc., Sr. Notes, Series B
380	7.625%, 4/1/11	393,775
Insight Communications, Sr. Disc. Notes
16,450	12.25%, 2/15/11	17,231,375
Kabel Deutschland GmbH
1,955	10.625%, 7/1/14	2,194,487
Mediacom Broadband Corp., LLC, Sr. Notes
2,485	8.50%, 10/15/15(7)	2,596,825
National Cable, PLC
1,480	8.75%, 4/15/14	1,561,400
UGS Corp.
3,130	10.00%, 6/1/12	3,427,350
		$63,030,892

Principal Amount (000's omitted)	Security	Value
Chemicals and Plastics — 1.6%
Equistar Chemical, Sr. Notes
$8,235	10.625%, 5/1/11	$8,729,100
Huntsman, LLC
4,426	11.625%, 10/15/10	4,791,145
Ineos Group Holdings PLC
3,875	8.50%, 2/15/16(7)	3,768,437
Koppers, Inc.
1,252	9.875%, 10/15/13	1,364,680
Lyondell Chemical Co.
995	11.125%, 7/15/12	1,064,650
Lyondell Chemical Co., Sr. Notes
1,892	10.50%, 6/1/13	2,083,565
MacDermid, Inc., Sr. Sub. Notes
1,220	9.50%, 4/15/17(7)	1,271,850
Mosaic Co., Sr. Notes
1,405	7.375%, 12/1/14(7)	1,468,225
1,405	7.625%, 12/1/16(7)	1,506,862
Nova Chemicals Corp., Sr. Notes, Variable Rate
2,145	8.502%, 11/15/13	2,193,262
Reichhold Industries, Inc., Sr. Notes
4,350	9.00%, 8/15/14(7)	4,551,187
		$32,792,963
Clothing / Textiles — 2.0%
Hanesbrands, Inc., Sr. Notes, Variable Rate
$4,365	8.735%, 12/15/14(7)	$4,506,862
Levi Strauss & Co., Sr. Notes
8,860	12.25%, 12/15/12	9,723,850
1,555	9.75%, 1/15/15	1,714,387
1,750	8.875%, 4/1/16	1,887,812
Oxford Industries, Inc., Sr. Notes
12,565	8.875%, 6/1/11	13,099,012
Perry Ellis International, Inc., Sr. Sub. Notes
6,170	8.875%, 9/15/13	6,416,800
Phillips Van-Heusen, Sr. Notes
1,700	7.25%, 2/15/11	1,751,000
2,500	8.125%, 5/1/13	2,650,000
		$41,749,723
Conglomerates — 0.4%
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
$3,398	8.36%, 6/15/12	$3,457,465

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Conglomerates (continued)
RBS Global & Rexnord Corp.
$1,905	9.50%, 8/1/14	$2,047,875
1,705	11.75%, 8/1/16	1,901,075
		$7,406,415
Containers and Glass Products — 0.7%
Berry Plastics Holding Corp.
$4,430	8.875%, 9/15/14	$4,585,050
Berry Plastics Holding Corp., Variable Rate
1,230	9.23%, 9/15/14	1,263,825
Intertape Polymer US, Inc., Sr. Sub. Notes
3,220	8.50%, 8/1/14	2,909,769
Pliant Corp. (PIK)
5,051	11.85%, 6/15/09(3)	5,544,150
		$14,302,794
Ecological Services and Equipment — 0.6%
Aleris International, Inc., Sr. Notes
$2,375	9.00%, 12/15/14(7)	$2,532,344
Aleris International, Inc., Sr. Sub. Notes
5,245	10.00%, 12/15/16(7)	5,500,694
Waste Services, Inc., Sr. Sub. Notes
4,085	9.50%, 4/15/14	4,330,100
		$12,363,138
Electronics / Electrical — 0.4%
Avago Technologies Finance
$1,850	10.125%, 12/1/13	$2,030,375
790	11.875%, 12/1/15	906,525
CPI Holdco, Inc., Sr. Notes, Variable Rate
1,320	11.151%, 2/1/15	1,369,500
NXP BV/NXP Funding, LLC
1,025	8.105%, 10/15/13(7)	1,063,437
NXP BV/NXP Funding, LLC, Sr. Notes
1,870	9.50%, 10/15/15(7)	1,972,850
Open Solutions, Inc., Sr. Sub. Notes
600	9.75%, 2/1/15(7)	622,500
		$7,965,187
Energy — 1.3%
Allis-Chalmers Energy, Inc.
$970	8.50%, 3/1/17	$979,700

Principal Amount (000's omitted)	Security	Value
Energy (continued)
Allis-Chalmers Energy, Inc., Sr. Notes
$4,935	9.00%, 1/15/14	$5,107,725
Chaparral Energy, Inc., Sr. Notes
2,980	8.875%, 2/1/17(7)	3,069,400
Compton Pet Finance Corp.
2,360	7.625%, 12/1/13	2,354,100
OPTI Cananda, Inc.
3,950	8.25%, 12/15/14(7)	4,196,875
Petrohawk Energy Corp.
8,800	9.125%, 7/15/13	9,471,000
SESI, LLC
660	6.875%, 6/1/14	673,200
		$25,852,000
Equipment Leasing — 0.0%
Rental Service Corp.
$1,000	9.50%, 12/1/14(7)	$1,067,500
		$1,067,500
Financial Intermediaries — 0.4%
Alzette, Variable Rate
$750	11.86%, 12/15/20(3)	$750,000
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	7.31%, 2/24/19(3)(7)	757,659
Babson Ltd., 2005-1A, Class C1, Variable Rate
1,000	7.306%, 4/15/19(3)(7)	996,490
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	7.406%, 1/15/19(3)(7)	1,001,390
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,000	7.81%, 8/11/16(3)(7)	1,005,500
Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
1,000	10.85%, 3/8/17(3)	1,031,200
Centurion CDO 9 Ltd., Series 2005-9A
500	10.10%, 7/17/19	508,325
Dryden Leveraged Loan, Series 2004-6A, Class C1, Variable Rate
1,500	7.91%, 7/30/16(3)(7)	1,517,190
Sonata Securities S.A., Series 2006-5
238	8.8625%, 6/27/07	239,781
Sonata Securities S.A., Series 2006-6
661	8.8625%, 6/27/07	667,746
		$8,475,281

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food Products — 0.6%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes, (0.00% until 2008)
$5,315	11.50%, 11/1/11	$4,929,662
Dole Foods Co.
520	7.25%, 6/15/10	512,850
Nutro Products, Inc., Sr. Notes, Variable Rate
865	9.37%, 10/15/13(7)	888,787
Pierre Foods, Inc., Sr. Sub. Notes
3,225	9.875%, 7/15/12	3,362,062
Pinnacle Foods Finance, LLC, Sr. Notes
465	9.25%, 4/1/15(7)	467,325
Pinnacle Foods Finance, LLC, Sr. Sub. Notes
1,485	10.625%, 4/1/17(7)	1,496,137
		$11,656,823
Food Service — 0.5%
EI Pollo Loco, Inc.
$4,050	11.75%, 11/15/13	$4,424,625
NPC International, Inc.
3,820	9.50%, 5/1/14	4,030,100
Sbarro, Inc., Sr. Notes
990	10.375%, 2/1/15(7)	1,041,975
		$9,496,700
Food / Drug Retailers — 1.1%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
$3,720	9.796%, 3/15/14(7)	$3,659,550
General Nutrition Center, Sr. Sub. Notes
3,720	10.75%, 3/15/15(7)	3,738,600
Rite Aid Corp.
11,142	6.125%, 12/15/08(7)	11,128,072
3,190	8.125%, 5/1/10	3,309,625
		$21,835,847
Forest Products — 0.7%
Abitibi-Consolidated, Inc.
$1,720	8.55%, 8/1/10	$1,763,000
Georgia-Pacific Corp.
1,450	9.50%, 12/1/11	1,609,500
Jefferson Smurfit Corp.
820	7.50%, 6/1/13	816,925
JSG Funding PLC, Sr. Notes
1,653	9.625%, 10/1/12	1,748,047

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
NewPage Corp.
$5,550	10.00%, 5/1/12	$6,160,500
NewPage Corp., Variable Rate
1,545	11.61%, 5/1/12	1,720,744
		$13,818,716
Healthcare — 3.4%
Accellent, Inc.
$2,715	10.50%, 12/1/13	$2,803,237
Advanced Medical Optics
170	7.50%, 5/1/17(7)	175,950
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
4,270	10.00%, 2/15/15	4,718,350
CDRV Investors, Inc., Sr. Disc. Notes, (0.00% until 2010)
2,575	9.625%, 1/1/15	2,266,000
CDRV Investors, Inc., Sr. Notes, Variable Rate
2,950	9.86%, 12/1/11(7)	2,979,500
Concentra Operating Corp., Sr. Notes
7,000	9.50%, 8/15/10	7,420,000
HCA, Inc.
3,230	8.75%, 9/1/10	3,427,837
1,610	7.875%, 2/1/11	1,660,345
6,655	9.25%, 11/15/16(7)	7,270,588
Inverness Medical Innovations, Inc., Sr. Sub. Notes
4,165	8.75%, 2/15/12	4,362,838
MultiPlan, Inc., Sr. Sub. Notes
4,845	10.375%, 4/15/16(7)	5,196,263
National Mentor Holdings, Inc., Sr. Sub. Notes
2,470	11.25%, 7/1/14	2,729,350
Res-Care, Inc., Sr. Notes
2,160	7.75%, 10/15/13	2,230,200
Service Corp. International, Sr. Notes
1,110	7.00%, 6/15/17	1,110,000
Sun Healthcare Group, Inc., Sr. Sub. Notes
910	9.125%, 4/15/15(7)	950,950
Triad Hospitals, Inc., Sr. Notes
4,650	7.00%, 5/15/12	4,859,250
US Oncology, Inc.
2,205	9.00%, 8/15/12	2,359,350
5,350	10.75%, 8/15/14	6,005,375
Vanguard Health Holdings Co., LLC, Sr. Disc. Notes
1,185	11.25%, 10/1/15	995,400
VWR International, Inc., Sr. Sub. Notes
5,540	8.00%, 4/15/14	5,900,100
		$69,420,883

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Home Furnishings — 0.2%
Interline Brands, Inc., Sr. Sub. Notes
$1,475	8.125%, 6/15/14	$1,541,375
Steinway Musical Instruments, Sr. Notes
1,745	7.00%, 3/1/14(7)	1,736,275
		$3,277,650
Industrial Equipment — 0.7%
Case New Holland, Inc., Sr. Notes
$6,810	9.25%, 8/1/11	$7,193,063
Chart Industries, Inc., Sr. Sub Notes
2,170	9.125%, 10/15/15	2,311,050
ESCO Corp., Sr. Notes
1,595	8.625%, 12/15/13(7)	1,690,700
ESCO Corp., Sr. Notes, Variable Rate
1,595	9.23%, 12/15/13(7)	1,658,800
Manitowoc Co., Inc. (The)
975	10.50%, 8/1/12	1,040,813
		$13,894,426
Insurance — 0.1%
U.S.I. Holdings Corp.
$695	9.75%, 5/15/15(7)	$712,375
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
1,210	9.23%, 11/15/14(7)	1,222,100
		$1,934,475
Leisure Goods / Activities / Movies — 1.9%
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
$2,170	12.50%, 4/1/13(7)	$2,213,400
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
3,975	10.07%, 4/1/12(7)	4,014,750
Marquee Holdings, Inc., Sr. Disc. Notes, (0.00% until 2009)
8,180	12.00%, 8/15/14	7,259,750
Universal City Developement Partners, Sr. Notes
16,215	11.75%, 4/1/10	17,309,513
Universal City Florida Holdings, Sr. Notes, Variable Rate
8,605	10.11%, 5/1/10	8,873,906
		$39,671,319
Lodging and Casinos — 3.8%
Buffalo Thunder Development Authority
$4,080	9.375%, 12/15/14(7)	$4,212,600
CCM Merger, Inc.
2,620	8.00%, 8/1/13(7)	2,665,850

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Chukchansi EDA, Sr. Notes, Variable Rate
$3,080	8.877%, 11/15/12(7)	$3,164,700
Galaxy Entertainment Finance
1,600	9.875%, 12/15/12(7)	1,760,000
Galaxy Entertainment Finance, Variable Rate
1,760	10.354%, 12/15/10(7)	1,874,400
Greektown Holdings, LLC, Sr. Notes
2,215	10.75%, 12/1/13(7)	2,386,663
Host Hotels & Resorts L.P., Sr. Notes
2,030	6.875%, 11/1/14	2,088,363
Inn of the Mountain Gods, Sr. Notes
5,795	12.00%, 11/15/10	6,338,281
Las Vegas Sands Corp.
1,505	6.375%, 2/15/15	1,473,019
Majestic HoldCo, LLC, (0.00% until 2008)
1,540	12.50%, 10/15/11(7)	1,124,200
Majestic Star Casino, LLC
3,965	9.50%, 10/15/10	4,192,988
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
1,335	8.00%, 4/1/12	1,388,400
OED Corp./Diamond Jo, LLC
5,115	8.75%, 4/15/12	5,115,000
Pokagon Gaming Authority, Sr. Notes
1,180	10.375%, 6/15/14(7)	1,327,500
San Pasqual Casino
3,405	8.00%, 9/15/13(7)	3,524,175
Seminole Hard Rock Entertainment, Variable Rate
2,215	7.848%, 3/15/14(7)	2,281,450
Station Casinos, Inc.
560	7.75%, 8/15/16	585,200
Station Casinos, Inc., Sr. Notes
1,050	6.00%, 4/1/12	1,034,250
Trump Entertainment Resorts, Inc.
16,880	8.50%, 6/1/15	17,069,900
Tunica-Biloxi Gaming Authority, Sr. Notes
3,405	9.00%, 11/15/15(7)	3,634,838
Turning Stone Resort Casinos, Sr. Notes
830	9.125%, 9/15/14(7)	850,750
Waterford Gaming, LLC, Sr. Notes
7,754	8.625%, 9/15/12(7)	8,238,625
Wynn Las Vegas, LLC
1,210	6.625%, 12/1/14	1,219,075
		$77,550,227

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Nonferrous Metals / Minerals — 0.7%
Alpha Natural Resources, Sr. Notes
$1,370	10.00%, 6/1/12	$1,486,450
FMG Finance PTY, Ltd., Variable Rate
2,195	9.36%, 9/1/11(7)	2,321,213
5,410	10.625%, 9/1/16(7)	6,356,750
Novelis, Inc.
4,830	7.25%, 2/15/15	5,113,763
		$15,278,176
Oil and Gas — 2.6%
Cimarex Energy Co., Sr. Notes
$1,205	7.125%, 5/1/17	$1,223,075
Clayton Williams Energy, Inc.
1,325	7.75%, 8/1/13	1,258,750
Copano Energy, LLC, Sr. Notes
760	8.125%, 3/1/16	796,100
Denbury Resources, Inc., Sr. Sub. Notes
520	7.50%, 12/15/15	531,700
El Paso Corp., Sr. Notes
2,305	9.625%, 5/15/12	2,686,388
El Paso Production Holding Co.
500	7.75%, 6/1/13	528,909
Encore Acquisition Co., Sr. Sub. Notes
1,730	7.25%, 12/1/17	1,682,425
Energy Partners, Ltd., Sr. Notes
865	9.75%, 4/15/14(7)	884,462
Giant Industries
850	8.00%, 5/15/14	892,500
Inergy L.P. / Finance, Sr. Notes
3,980	6.875%, 12/15/14	3,950,150
Ocean Rig Norway AS, Sr. Notes
2,565	8.375%, 7/1/13(7)	2,731,725
Parker Drilling Co., Sr. Notes
1,930	9.625%, 10/1/13	2,103,700
Petroplus Finance, Ltd.
2,125	6.75%, 5/1/14(7)	2,146,250
1,705	7.00%, 5/1/17(7)	1,728,444
Plains Exploration & Production Co.
2,800	7.00%, 3/15/17	2,817,500
Quicksilver Resources, Inc.
2,295	7.125%, 4/1/16	2,295,000
SemGroup L.P., Sr. Notes
5,990	8.75%, 11/15/15(7)	6,214,625
Sonat, Inc.
5,000	7.625%, 7/15/11	5,406,610

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Stewart & Stevenson, LLC, Sr. Notes
$3,390	10.00%, 7/15/14(7)	$3,584,925
United Refining Co., Sr. Notes
7,455	10.50%, 8/15/12	7,846,388
VeraSun Energy Corp.
1,170	9.875%, 12/15/12	1,240,200
		$52,549,826
Publishing — 0.9%
CBD Media, Inc., Sr. Sub. Notes
$1,335	8.625%, 6/1/11	$1,410,094
Clarke American Corp., Sr. Notes
1,030	9.50%, 5/15/15(7)	1,041,588
Clarke American Corp., Sr. Notes, Variable Rate
1,720	10.105%, 5/15/15(7)	1,724,300
Dex Media West, LLC, Sr. Sub. Notes
4,565	9.875%, 8/15/13	4,992,969
Idearc, Inc., Sr. Notes
2,440	8.00%, 11/15/16(7)	2,555,900
MediaNews Group, Inc., Sr. Sub. Notes
1,070	6.875%, 10/1/13	979,050
Reader's Digest Association, Sr. Sub. Notes
6,535	9.00%, 2/15/17(7)	6,436,975
		$19,140,876
Radio and Television — 1.4%
Advanstar Communications, Inc.
$8,550	10.75%, 8/15/10	$9,319,500
CanWest Media, Inc.
2,156	8.00%, 9/15/12	2,247,809
LBI Media, Inc.
1,820	10.125%, 7/15/12	1,924,650
Rainbow National Services, LLC, Sr. Notes
1,805	8.75%, 9/1/12(7)	1,935,863
Rainbow National Services, LLC, Sr. Sub. Debs.
6,490	10.375%, 9/1/14(7)	7,341,813
Sirius Satellite Radio, Sr. Notes
6,150	9.625%, 8/1/13	6,180,750
		$28,950,385
Rail Industries — 0.3%
American Railcar Industry
$1,940	7.50%, 3/1/14(7)	$2,020,025

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Rail Industries (continued)
Kansas City Southern Mexico, Sr. Notes
$2,530	7.625%, 12/1/13(7)	$2,580,600
Kansas City Southern Railway Co.
1,035	9.50%, 10/1/08	1,088,044
		$5,688,669
Retailers (Except Food and Drug) — 2.0%
Amscan Holdings, Inc., Sr. Sub. Notes
$2,800	8.75%, 5/1/14	$2,835,000
Bon-Ton Department Stores, Inc.
2,460	10.25%, 3/15/14	2,675,250
GameStop Corp.
14,570	8.00%, 10/1/12	15,608,113
Michaels Stores, Inc., Sr. Notes
3,430	10.00%, 11/1/14(7)	3,760,138
Michaels Stores, Inc., Sr. Sub. Notes
1,405	11.375%, 11/1/16(7)	1,552,525
Neiman Marcus Group, Inc.
5,375	9.00%, 10/15/15	5,952,813
4,075	10.375%, 10/15/15	4,599,656
Penny (JC) Co., Inc.
1,875	8.00%, 3/1/10	2,007,906
Sally Holdings, LLC, Sr. Notes
605	9.25%, 11/15/14(7)	632,225
Toys "R" Us
2,345	7.375%, 10/15/18	2,075,325
		$41,698,951
Steel — 0.5%
AK Steel Corp.
$2,000	7.75%, 6/15/12	$2,075,000
Ispat Inland ULC, Sr. Notes
2,102	9.75%, 4/1/14	2,341,912
RathGibson, Inc., Sr. Notes
4,905	11.25%, 2/15/14	5,223,825
		$9,640,737
Surface Transport — 0.3%
H-Lines Finance Holding, Sr. Disc. Notes, (0.00% until 2008)
$1,531	11.00%, 4/1/13	$1,450,623
Horizon Lines, LLC
3,967	9.00%, 11/1/12	4,195,103
		$5,645,726

Principal Amount (000's omitted)	Security	Value
Telecommunications — 3.5%
Alamosa Delaware, Inc., Sr. Notes
$6,230	11.00%, 7/31/10	$6,635,953
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes
2,820	10.125%, 6/15/13	3,059,700
Digicel Group, Ltd., Sr. Notes
3,225	9.25%, 9/1/12(7)	3,442,688
3,250	8.875%, 1/15/15(7)	3,197,188
1,910	9.125%, 1/15/15(7)	1,857,475
Intelsat Bermuda, Ltd.
3,560	9.25%, 6/15/16	3,933,800
Intelsat Bermuda, Ltd., Sr. Notes
15,690	5.25%, 11/1/08	15,474,263
iPCS, Inc., Variable Rate
1,210	7.48%, 5/1/13(7)	1,222,100
Level 3 Financing, Inc., Sr. Notes
2,480	9.25%, 11/1/14(7)	2,588,500
2,325	8.75%, 2/15/17(7)	2,377,313
Qwest Capital Funding, Inc.
1,855	7.00%, 8/3/09	1,894,419
Qwest Communications International, Inc.
6,540	7.50%, 2/15/14	6,785,250
Qwest Communications International, Inc., Sr. Notes
670	7.50%, 11/1/08	680,888
Qwest Corp.
3,615	8.875%, 3/15/12	4,012,650
Qwest Corp., Sr. Notes
1,940	7.625%, 6/15/15	2,083,075
Qwest Corp., Sr. Notes, Variable Rate
1,645	8.605%, 6/15/13	1,807,444
West Corp., Sr. Notes
7,510	9.50%, 10/15/14(7)	7,979,375
West Corp., Sr. Sub. Notes
865	11.00%, 10/15/16(7)	945,013
Windstream Corp., Sr. Notes
2,085	8.125%, 8/1/13	2,272,650
635	8.625%, 8/1/16	700,088
		$72,949,832
Utilities — 2.4%
AES Corp., Sr. Notes
$6,000	9.50%, 6/1/09	$6,435,000
4,005	8.75%, 5/15/13(7)	4,290,356
5,445	9.00%, 5/15/15(7)	5,853,375

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
Dynegy Holdings, Inc.
$2,165	8.375%, 5/1/16	$2,292,194
Mission Energy Holding Co.
3,290	13.50%, 7/15/08	3,610,775
NGC Corp.
4,395	7.625%, 10/15/26	4,334,569
NRG Energy, Inc.
1,465	7.25%, 2/1/14	1,519,938
3,610	7.375%, 1/15/17	3,749,888
NRG Energy, Inc., Sr. Notes
1,325	7.375%, 2/1/16	1,379,656
Orion Power Holdings, Inc., Sr. Notes
12,415	12.00%, 5/1/10	14,401,400
Reliant Energy, Inc.
1,775	9.25%, 7/15/10	1,870,406
		$49,737,557
	Total Corporate Bonds & Notes (identified cost, $913,730,567)	$953,477,707
Convertible Bonds — 0.2%
Principal Amount	Security	Value
Aerospace and Defense — 0.2%
$3,540,000	L-3 Communications Corp.(7)	$3,845,325
		$3,845,325
Radio and Television — 0.0%
$505,000	XM Satellite Radio Holdings, Inc.	$438,087
		$438,087
	Total Convertible Bonds (identified cost, $4,071,517)	$4,283,412
Common Stocks — 0.5%
Shares	Security	Value
Cable and Satellite Television — 0.0%
37,821	Time Warner Cable, Inc., Class A(8)	$1,392,569
		$1,392,569

Shares	Security	Value
Containers and Glass Products — 0.2%
142,857	Anchor Glass Container Corp.(3)	$3,874,996
		$3,874,996
Lodging and Casinos — 0.3%
331,790	Trump Entertainment Resorts, Inc.(8)	$5,384,952
	Total Common Stocks (identified cost, $11,971,136)	$10,652,517
Convertible Preferred Stocks — 0.1%
Shares	Security	Value
11,070	Chesapeake Energy Corp., 4.50%	$1,129,140
10,058	Crown Castle International Corp., (PIK)	578,335
	Total Convertible Preferred Stocks (identified cost, $1,554,502)	$1,707,475
Miscellaneous — 0.0%
Shares	Security	Value
Cable and Satellite Television — 0.0%
2,496,146	Adelphia Recovery Trust(8)	$240,129
2,500,000	Adelphia, Inc. Escrow Certificate(8)	1,050,000
		$1,290,129
	Total Miscellaneous (identified cost, $0)	$1,290,129
Short-Term Investments — 1.3%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.70%(9)	$26,385	$26,385,405
	Total Short-Term Investments (identified cost $26,385,405)	$26,385,405
	Gross Investments — 152.7% (identified cost $3,098,330,145)	$3,141,004,472
	Less Unfunded Loan Commitments — (0.2%)	$(4,174,738)

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Net Investments — 152.5% (identified cost $3,094,155,407 )	$3,136,829,734
Other Assets, Less Liabilities — (13.6)%	$(279,571,215)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (38.9)%	$(800,415,868)
Net Assets Applicable to Common Shares — 100.0%	$2,056,842,651

EUR - Euro

GBP - British Pound

PIK - Payment In Kind.

REIT - Real Estate Investment Trust

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Adjustable rate mortgage.

(5)  All or a portion of these securities were on loan at April 30, 2007.

(6)  Weighted average fixed-rate coupon that changes/updates monthly.

(7)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate value of the securities is $274,128,125 or 13.3% of the net assets.

(8)  Non-income producing security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds, invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2007.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of April 30, 2007

Assets
Unaffiliated investments, at value including $322,650,904 of securities on loan (identified cost, $3,067,770,002)	$3,110,444,329
Affiliated investment, at value (identified cost, $26,385,405)	26,385,405
Cash	30,895,026
Foreign currency, at value (identified cost, $13,637)	14,914
Receivable for investments sold	5,195,656
Dividends and interest receivable	35,182,921
Interest receivable from affiliated investment	188,980
Receivable for open swap contracts	78,628
Prepaid expenses	89,030
Total assets	$3,208,474,889
Liabilities
Collateral for securities loaned	$330,490,370
Payable for investments purchased	18,453,831
Payable to affiliate for investment advisory fees	1,402,151
Payable to affiliate for Trustees' fees	2,534
Payable for open forward foreign currency contracts	280,782
Accrued expenses	586,702
Total liabilities	$351,216,370
Auction preferred shares (32,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	$800,415,868
Net assets applicable to common shares	$2,056,842,651
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 112,288,498 shares issued and outstanding	$1,122,885
Additional paid-in capital	2,128,220,445
Accumulated net realized loss (computed on the basis of identified cost)	(125,327,715)
Accumulated undistributed net investment income	10,334,806
Net unrealized appreciation (computed on the basis of identified cost)	42,492,230
Net assets applicable to common shares	$2,056,842,651
Net Asset Value Per Common Share
($2,056,842,651 ÷ 112,288,498 common shares issued and outstanding)	$18.32

Statement of Operations

For the Year Ended
April 30, 2007

Investment Income
Interest	$204,184,299
Dividends	81,236
Security lending income, net	6,034,828
Interest income allocated from affiliated investment	857,719
Expense allocated from affiliated investment	(81,976)
Total investment income	$211,076,106
Expenses
Investment adviser fee	$23,531,579
Trustees' fees and expenses	30,284
Preferred shares remarketing agent fee	1,999,999
Custodian fee	660,750
Printing and postage	298,758
Legal and accounting services	262,851
Transfer and dividend disbursing agent fees	66,794
Miscellaneous	161,562
Total expenses	$27,012,577
Deduct — Reduction of custodian fee	$30,772
Reduction of investment adviser fee	6,296,448
Total expense reductions	$6,327,220
Net expenses	$20,685,357
Net investment income	$190,390,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$11,423,179
Swap contracts	43,200
Foreign currency transactions	(3,150,939)
Net realized gain	$8,315,440
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$22,918,031
Swap contracts	52,138
Foreign currency	(260,726)
Net change in unrealized appreciation (depreciation)	$22,709,443
Net realized and unrealized gain	$31,024,883
Distributions to preferred shareholders
From net investment income	(40,156,508)
Net increase in net assets from operations	$181,259,124

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended April 30, 2007	Year Ended April 30, 2006
From operations — Net investment income	$190,390,749	$169,026,613
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	8,315,440	29,419
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	22,709,443	5,151,062
Distributions to preferred shareholders — From net investment income	(40,156,508)	(29,792,823)
Net increase in net assets from operations	$181,259,124	$144,414,271
Distributions to common shareholders — From net investment income	$(169,333,751)	$(169,151,522)
Total distributions to common shareholders	$(169,333,751)	$(169,151,522)
Capital share transactions — Reinvestment of distributions to common shareholders	$9,170,158	$—
Total increase in net assets from capital share transactions	$9,170,158	$—
Net increase (decrease) in net assets	$21,095,531	$(24,737,251)
Net Assets Applicable to Common Shares
At beginning of year	$2,035,747,120	$2,060,484,371
At end of year	$2,056,842,651	$2,035,747,120
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$10,334,806	$7,292,474

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended April 30, 2007
Cash Flows From (Used For) Operating Activities — Purchase of investments	$(1,549,342,271)
Proceeds from sales of investments and principal repayments	1,530,191,911
Interest received, including net securities lending income	229,345,696
Prepaid expenses	(5,244)
Facilities fees received	512,143
Operating expenses paid	(20,637,796)
Net decrease of short-term investments	666,595
Foreign currency transactions	(3,130,883)
Swap contract transactions	43,200
Proceeds of collateral for securities loaned, net	25,937,966
Decrease in unfunded commitments	(938,558)
Net cash from operating activities	$212,642,759
Cash Flows From (Used For) Financing Activities — Cash distributions paid	$(200,312,457)
Net cash used for financing activities	$(200,312,457)
Net increase (decrease) in cash	$12,330,302
Cash at beginning of year	$18,579,638
Cash at end of year(1)	$30,909,940
Reconciliation of Net Increase (Decrease) in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$181,259,124
Distributions to preferred shareholders	40,156,508
Decrease in receivable for investments sold	9,931,658
Decrease in interest and dividends receivable	1,013,441
Increase in prepaid expenses	(5,244)
Decrease in payable to affiliate	(16,255)
Increase in payable for foreign currency	280,782
Increase in receivable for swaps	(52,138)
Increase in accrued expenses	63,816
Increase in collateral for securities loaned	25,937,966
Decrease in unfunded commitments	(938,558)
Increase in payable for investments purchased	3,038,440
Net increase in investments	(48,026,781)
Net cash from operating activities	$212,642,759
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of :	$9,170,158

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,
	2007(1)	2006(1)	2005(1)		2004(1)(2)
Net asset value — Beginning of year (Common shares)	$18.210	$18.430	$19.070		$19.100	(3)
Income (loss) from operations
Net investment income	$1.701 (4)	$1.512 (4)	$1.373	(4)	$1.061	(4)
Net realized and unrealized gain (loss)	0.281 (4)	0.048 (4)	(0.254	)(4)	0.426	(4)
Distributions to preferred shareholders from net investment income	(0.359)	(0.267)	(0.153)		(0.075)
Total income from operations	$1.623	$1.293	$0.966		$1.412
Less distributions to common shareholders
From net investment income	$(1.513)	$(1.513)	$(1.606)		$(1.345)
Total distributions to common shareholders	$(1.513)	$(1.513)	$(1.606)		$(1.345)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—		$(0.011)
Preferred Shares underwriting discounts	$—	$—	$—		$(0.086)
Net asset value — End of period (Common shares)	$18.320	$18.210	$18.430		$19.070
Market value — End of period (Common shares)	$18.700	$17.090	$17.690		$17.810
Total Investment Return on Net Asset Value(5)	9.42%	7.72%	5.29%		7.22	%(6)
Total Investment Return on Market Value(5)	19.01%	5.32%	8.22%		0.13	%(6)

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended April 30,
	2007(1)	2006(1)	2005(1)	2004(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$2,056,843	$2,035,747	$2,060,484	$2,118,909
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(7)	1.02%	1.00%	1.01%	0.93	%(8)
Expenses after custodian fee reduction(7)	1.02%	1.00%	1.01%	0.93	%(8)
Net investment income(7)	9.39%	8.27%	7.29%	6.02	%(8)
Portfolio Turnover	49%	53%	60%	72%

†  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Expenses before custodian fee reduction(7)	0.73%	0.72%	0.71%	0.67	%(8)
Expenses after custodian fee reduction(7)	0.73%	0.72%	0.71%	0.67	%(8)
Net investment income(7)	6.73%	5.94%	5.16%	4.37	%(8)
Senior Securities:
Total preferred shares outstanding	32,000	32,000	32,000	38,000
Asset coverage per preferred share(9)	$89,289	$88,630	$89,395	$80,762
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4)  For Federal Income tax purposes, net investment income per share was $1.899, $1.807, $1.699 and $1.531, respectively, and net realized and unrealized loss per share was $0.080, $0.247, $0.580 and $0.044, respectively. Computed using average common shares outstanding.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Annualized.

(9)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(10)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Limited Duration Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company. The Fund was organized as a Massachusetts business trust on March 12, 2003. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities; senior, secured floating rate loans made to corporate and other business entities (Senior Loans); and corporate bonds of below investment grade quality (Non-Investment Grade Bonds). The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain MBS) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned 30-year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.

Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan-and interests in similar Senior Loans and the market environment, and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio manager of Limited Duration Income Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

other funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Limited Duration Income Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short term obligations which mature in 60 days or less are valued at amortized cost, which approximates value. If short term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

The Fund may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At April 30, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $114,304,010 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2012 ($26,481,368), April 30, 2013 ($40,885,552), April 30, 2014 ($28,843,098) and April 30, 2015 ($18,093,992).

At April 30, 2007, net capital losses of $331,258 attributable to security transactions incurred after October 31, 2006, are treated as arising on the first day of the Fund's taxable year ending April 30, 2008.

D  Delayed Delivery Transactions and When-Issued Securities — Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

L  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

M  Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Under such an agreement, the Fund temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed-upon price and time in the future. The Fund may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Fund under reverse repurchase agreements is accrued daily.

N  Total Return Swaps — The Fund may enter into swap agreements, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Fund makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Fund does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

O  Credit Default Swaps — The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

P  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Q  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

R  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Auction Preferred Shares

The Fund issued 7,600 shares of Auction Preferred Shares (APS) Series A, 7,600 shares of APS Series B, 7,600 shares of APS Series C, 7,600 shares of APS Series D, and 7,600 shares of APS Series E on July 25, 2003 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

capital of the common shares. As of April 30, 2007, 6,400 shares of Series A, 6,400 shares of Series B, 6,400 shares of Series C, 6,400 shares of Series D, and 6,400 shares of Series E were outstanding. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 4.00% to 5.32% for Series A shares, from 4.40% to 5.32% for Series B shares, from 4.40% to 5.30% for Series C shares, from 4.40% to 5.31% for Series D shares and from 4.45% to 5.32% for Series E shares, during the year ended April 30, 2007.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. Distributions are recorded on the ex-dividend date. In addition, at least annually, the Fund intends to distribute net capital gains, if any. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally 7 days. The applicable dividend rate for the APS on April 30, 2007 was 5.24%, 5.00%, 5.25%, 5.25% and 5.20%, for Series A, Series B, Series C, Series D and Series E shares, respectively. For the year ended April 30, 2007, the Fund paid dividends to Auction Preferred shareholders amounting to $8,026,518, $8,070,891, $8,051,999, $8,026,592, and $7,980,508 for Series A, Series B, Series C, Series D and Series E shares, respectively, representing an average APS dividend rate for such period of 5.02%, 5.04%, 5.03%, 5.02% and 4.99%, respectively.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the different treatment for paydown gain/losses on mortgage-backed securities and the method for amortizing premiums.

The tax character of the distributions declared for the years ended April 30, 2007 and April 30, 2006 was as follows:

	April 30, 2007	April 30, 2006
Distributions declared from:
Ordinary income	$209,490,259	$198,944,345

During the year ended April 30, 2007, accumulated undistributed net investment income was increased by $22,141,842, accumulated net realized loss was increased by $18,038,591, and paid-in capital was decreased by $4,103,251. This change had no effect on net assets or net asset value per share.

As of April 30, 2007, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed income	$9,725,413
Unrealized gain	$32,414,543
Other temporary differences	$(336,625)
Capital loss carryforward	$(114,304,010)

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the Fund's weekly gross assets, was earned by EVM as compensation for management and investment advisory services rendered to the Fund. The portion of the advisory fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the year ended April 30, 2007, the Fund's advisory fee totaled $23,611,679 of which $80,100 was allocated from Cash Management and $23,531,579 was paid or accrued directly by the Fund.

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average weekly gross assets of the Fund for the first five years of the Fund's operations, 0.15% of average weekly gross assets of the Fund in year 6, 0.10% in year 7 and 0.05% in year 8. For the year ended April 30, 2007, the Investment Adviser waived $6,296,448 of its advisory fee.

EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $1,547,180,835 and $1,520,260,253, respectively, for the year ended April 30, 2007.

  6  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $17,161,875 for the year ended April 30, 2007. At April 30, 2007, the value of the securities loaned and the value of the collateral amounted to $322,650,904 and $330,490,370, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  7  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended April 30,
	2007	2006
Issued to shareholders electing to receive payments of distributions in Fund shares	504,516	—
Net increase	504,516	—

  8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,104,232,994
Gross unrealized appreciation	$32,596,740
Gross unrealized depreciation	—
Net unrealized appreciation	$32,596,740

The net unrealized depreciation on swap contracts, foreign currency transactions and forward foreign currency exchange contracts at April 30, 2007 was $182,097.

  9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of

Eaton Vance Limited Duration Income Fund as of April 30, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

foreign securities markets, broker-dealers and issuers than in the United States.

  10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures contracts, interest rate swaps and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In exchange for	Net Unrealized Depreciation
5/31/07	Euro 32,985,058	United States Dollar 44,945,985	$(121,170)
5/31/07	British Pound 20,800,260	United States Dollar 41,432,304	(159,612)
			$(280,782)

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
$2,000,000	3/20/2010	Agreement with Lehman Brothers dated 5/18/2005 whereby the Fund will receive 2.4% per year, times the notional amount. The Fund makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, LP.	$78,628

At April 30, 2007, the Fund had sufficient cash and/or securities segregated to cover commitments under these contracts.

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

  12  Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 23, 2007. The following action was taken by the Shareholders:

Item 1: The election of Benjamin C. Esty, Samuel L. Hayes, III, Lynn A. Stout and Ralph F. Verni as Trustees of the Fund for a three-year term expiring in 2010. Mr. Hayes was elected solely by the holders of the APS.

	Number of Shares
Nominee for Trustee Elected by All Shareholders	For	Withheld
Benjamin C. Esty	103,289,738	1,091,326
Lynn A. Stout	103,283,452	1,097,612
Ralph F. Verni	103,282,873	1,098,191
	Number of Shares
Nominee for Trustee Elected by APS Shareholders	For	Withheld
Samuel L. Hayes, III	28,039	121

Eaton Vance Limited Duration Income Fund as of April 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Limited Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Limited Duration Income Fund (the "Fund"), including the portfolio of investments, as of April 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and the period from the start of business, May 30, 2003 to April 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and secured floating rate loans, held as of April 30, 2007, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Limited Duration Income Fund as of April 30, 2007, and the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 15, 2007

Eaton Vance Limited Duration Income Fund as of April 30, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Limited Duration Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Limited Duration Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Limited Duration Income Fund
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2007, our records indicate that there are 130 registered shareholders and approximately 79,182 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbol

The American Stock Exchange symbol is EVV.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Limited Duration Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior secured floating-rate loans, mortgage-backed securities and high-yield bonds. Specifically, the Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser, including research services. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Limited Duration Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year and three-year periods ending September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Limited Duration Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustees

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee until 2008. 3 years. President since 2003 and Trustee since 2007	President of Eaton Vance Corp., ("EVC"), Boston Management and Research ("BMR"), Eaton Vance Management ("EVM" or "Eaton Vance") and Eaton Vance, Inc. ("EV"), and Director of EVC and EVD. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or officer of 164 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVC, BMR, EVD, EVM and EV, which are affiliates of the Fund.	164	Director of EVC

James B. Hawkes 11/9/41	Trustee and Vice President	Trustee until 2008. 3 years. Trustee and Vice President since 2003	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 172 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	172	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2010. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	172	None

Allen R. Freedman 4/3/40	Trustee	Until 2010. 3 years. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000).	169	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

Samuel L. Hayes, III(A) 2/23/35	Chairman of the Board and Trustee	Until 2010. 3 years. Trustee since 2003 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	172	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	172	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	172	None

Eaton Vance Limited Duration Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s)

Norton H. Reamer(A) 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2003	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	172	None

Heidi L. Steiger 7/8/53	Trustee	Until 2008. 3 years. Trustee since 2007	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005); President and Contributing Editor, Worth Magazine (2004); Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	169	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Until 2010. 3 years. Trustee since 2003	Professor of Law, University of California at Los Angeles School of Law.	172	None

Ralph F. Verni 1/26/43	Trustee	Until 2009. 3 years. Trustee since 2005	Consultant and private investor.	172	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Christine M. Johnston 11/9/72	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 172 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 172 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 172 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 2003.

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Investment Adviser of Eaton Vance Limited Duration Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Limited Duration Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-9653

(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Limited Duration Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

1856-6/07  CE-LDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended April 30, 2006 and April 30, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Eaton Vance Limited Duration Income Fund

Fiscal Years Ended	04/30/06	04/30/07

Audit Fees	$70,875	$78,700

Audit-Related Fees(1)	$5,000	$5,000

Tax Fees(2)	$8,400	$8,720

All Other Fees(3)	$0	$0

Total	$84,275	$92,420

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended April 30, 2006 and the fiscal year ended April 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	04/30/06	04/30/07

Registrant	$13,400	$13,720

Eaton Vance(1)	$140,600	$58,500

Total	$154,000	$72,220

(1)           The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Heidi L. Steiger, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Swaffield, Venezia, Weilheimer and Ms. Schiff are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  Mr. Venezia has been an Eaton Vance portfolio manager since 1984 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Global Bond Department.  Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Non-Investment Grade Bond Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$16,698.3	0	$0
Other Pooled Investment Vehicles	8	$5,869.2	7	$3,292.3
Other Accounts	2	$1,021.6	0	$0

Susan Schiff
Registered Investment Companies	5	$4,498.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Payson F. Swaffield
Registered Investment Companies	13	$16,698.3	0	$0
Other Pooled Investment Vehicles	8	$5,869.2	7	$3,392.3
Other Accounts	2	$1,021.6	0	$0

Mark S. Venezia
Registered Investment Companies	4	$4,870.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael W. Weilheimer
Registered Investment Companies	7	$7,856.1	0	$0
Other Pooled Investment Vehicles	12	$1,056.3	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$50,001-$100,000
Susan Schiff	None
Payson F. Swaffield	None
Mark S. Venezia	None
Michael W. Weilheimer	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including

the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Limited Duration Income Fund

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	June 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 11, 2007

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	June 11, 2007